Exhibit 99.1

DDR CORP.

QUARTERLY FINANCIAL SUPPLEMENT

FOR THE PERIOD ENDED
MARCH 31, 2018

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1-7
Company Summary
Portfolio Summary	8
Capital Structure	9
Same Store Metrics	10
DDR and Retail Value Inc. Financial Information	11
Leasing Summary	12-13
Top 50 Tenants	14
Lease Expirations	15
Investments
Developments/Redevelopments	16
Transactions	17
Debt Summary
Debt Summary	18
Consolidated Debt Detail	19
Unconsolidated Debt Detail	20-21
Debt/Adjusted EBITDA	22
Unconsolidated Joint Ventures
Unconsolidated Joint Ventures	23-25
Shopping Center Summary
Top 20 MSA Exposure	26
Property List	27-34
Reporting Policies and Other Notable Accounting and Supplemental Policies	35-36
Non-GAAP Measures and Reconciliations	37-39
Leasing Metrics for Wholly-Owned and Unconsolidated Joint Ventures at 100%	40-44

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any change in strategy; our ability to complete our previously announced plan to spin-off certain of our assets in a timely manner; the impact of such spin-off on our business and that of the spun-off company; and the ability of the Company and the spin-off company to execute their respective strategies following consummation of the spin-off, including the ability of the spin-off company to sell assets on commercially reasonable terms; entering into management agreements with RVI on commercially reasonable terms; and the finalization of the financial statements for the period ended March 31, 2018. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2017. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

DDR REPORTS FIRST QUARTER 2018 OPERATING RESULTS

BEACHWOOD, OHIO, April 24, 2018 – DDR Corp. (NYSE: DDR) today announced operating results for the quarter ended March 31, 2018.

“I am thrilled with our progress in the first quarter, both operationally and with the execution of our strategic transformation through the planned spin-off of RVI. Our strong same store NOI and operating FFO results were ahead of our budget, and demonstrate the strength of our high-quality portfolio. The completion of the securitization of the $1.35 billion mortgage loan secured by the RVI assets represented the last significant hurdle ahead of the expected July spin-off. Finally, we closed the disposition of our first RVI asset at a compelling price, an auspicious beginning for the execution of RVI’s business plan,” commented David R. Lukes, president and chief executive officer.

Results for the Quarter

•	First quarter net loss attributable to common shareholders was $62.5 million, or $0.17 per diluted share, as compared to net loss of $59.8 million, or $0.16 per diluted share, in the year ago-period. The year-over-year increase in net loss is primarily attributable to debt extinguishment charges and transaction costs of $61.6 million partially offset by lower impairment charges and the reserve on preferred equity interests in 2017.

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $97.8 million, or $0.26 per diluted share, compared to $108.5 million, or $0.30 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging asset sales partially offset by a reduction in general and administrative expenses.

Significant First Quarter Activity

•	Sold 15 shopping centers and land parcels for an aggregate sales price of $365.9 million, totaling $208.7 million at DDR’s share, including $36.1 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•	In February 2018, in connection with the previously announced planned spin-off of 38 continental U.S. assets and all 12 Puerto Rico assets into RVI, completed $1.35 billion of mortgage financing and repaid $452 million of mortgage debt, $900 million aggregate principal amount of senior unsecured notes and $200 million of unsecured term loan using proceeds from the new financing and asset sales. DDR recorded approximately $5.2 million of costs related to the planned RVI spin-off in the first quarter of 2018.

•	Sold Silver Spring Square in Harrisburg, PA, for $80.8 million on April 17, 2018 marking the completion of the first RVI asset sale.

Key Quarterly Operating Results

•	Reported 2.6% same store net operating income growth on a pro rata basis for New DDR. The results of “New DDR” represent the results of the assets that will remain in DDR after the completion of both the spin-off of RVI and the previously announced $900 million disposition program.

•	Generated new leasing spreads of 21.2% and renewal leasing spreads of 6.4%, both on a pro rata basis for New DDR for the quarter, and new leasing spreads of 21.6% and renewal leasing spreads of 7.2%, both on a pro rata basis for New DDR for the trailing twelve-month period.

•	Reported a leased rate of 93.7% at March 31, 2018 for New DDR on a pro rata basis, compared to 93.6% at December 31, 2017.

•	Annualized base rent per occupied square foot on a pro rata basis was $17.29 at March 31, 2018 for New DDR, compared to $17.00 at March 31, 2017.

Guidance

There has been no change in the Company’s Operating FFO per share guidance since the initial release on February 15, 2018 and the related assumptions. The Company continues to estimate Operating FFO for the third quarter of 2018 to be at least $0.15 per diluted share, after an assumed spin-off date of July 2018.

Reconciliation of Net Income Attributable to DDR to FFO and Operating FFO Estimate

3Q2018E Per Share - Diluted
Net income attributable to Common Shareholders	$0.02 - $0.03
Depreciation and amortization of real estate	0.11 - 0.13
Equity in net income of JVs	(0.01)
JVs’ FFO	0.02
FFO (NAREIT) and Operating FFO	$0.15

About DDR Corp.

DDR is an owner and manager of 258 value-oriented shopping centers representing 89 million square feet in 32 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 5:00 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR’s website, ir.ddr.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 3646421 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.ddr.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons). In addition, due to the impact of Hurricane Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any change in strategy; our ability to complete our previously announced plan to spin-off certain of our assets in a timely manner; the impact of such spin-off on our business and that of the spun-off company; and the ability of the Company and the spin-off company to execute their respective strategies following consummation of the spin-off, including the ability of the spin-off company to sell assets on commercially reasonable terms; entering into management agreements with RVI on commercially reasonable terms; and the finalization of the financial statements for the period ended March 31, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2017. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

	$ in thousands, except per share
		1Q18	1Q17
	Revenues (1):
	Minimum rents (2)	$146,887	$167,229
	Percentage rent	1,808	1,699
	Recoveries	51,354	57,476
	Other property revenues (3)	4,908	4,577
	Business interruption income	2,000	0

		206,957	230,981
	Expenses (4):
	Operating and maintenance	29,757	32,991
	Real estate taxes	32,023	34,329

		61,780	67,320
	Net operating income	145,177	163,661
	Other income (expense):
	Fee income	8,111	9,440
	Interest income	5,341	8,392
	Interest expense	(44,040)	(51,827)
	Depreciation and amortization	(74,424)	(90,884)
	General and administrative (5)	(16,115)	(31,072)
	Other income (expense), net (6)	(61,607)	(4)
	Impairment charges	(30,444)	(21,973)
	Hurricane casualty loss	(750)	0

	Loss before earnings from JVs and other	(68,751)	(14,267)
	Equity in net income (loss) of JVs	8,786	(1,665)
	Reserve of preferred equity interests	(3,961)	(76,000)
	Tax benefit (expense)	18	(223)
	Gain on disposition of real estate, net	10,011	38,127

	Net loss	(53,897)	(54,028)
	Non-controlling interests	(256)	(213)

	Net loss DDR	(54,153)	(54,241)
	Preferred dividends	(8,383)	(5,594)
	Net loss Common Shareholders	($62,536)	($59,835)
	Weighted average shares – Basic & Diluted – EPS	369,120	366,430
	Earnings per common share – Basic & Diluted	($0.17)	($0.16)
	Revenue items:
(1)	Lost revenue related to hurricanes	($3,784)	$0
(2)	Ground lease revenue	9,970	10,892
(3)	Lease termination fees	521	178
(4)	Operating expenses:
	Recoverable expenses	(57,579)	(62,117)
	Non-recoverable expenses	(4,104)	(4,280)
	Bad debt expense	(97)	(923)
(5)	General and administrative expenses:
	Separation charges	0	(11,471)
	Internal leasing expenses	(1,196)	(1,592)
	Construction administrative costs (capitalized)	1,370	2,388
(6)	Other income (expense), net
	Debt extinguishment costs, net	(56,432)	0
	Transaction and other (income) expense, net	(5,175)	(4)

		(61,607)	(4)

DDR Corp.

Reconciliation: Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		1Q18	1Q17
	Net loss attributable to Common Shareholders	($62,536)	($59,835)
	Depreciation and amortization of real estate	72,859	88,649
	Equity in net (income) loss of JVs	(8,786)	1,665
	JVs’ FFO	7,170	6,582
	Non-controlling interests	53	76
	Impairment of depreciable real estate	30,444	21,973
	Gain on disposition of depreciable real estate, net	(9,688)	(36,898)

	FFO attributable to Common Shareholders	$29,516	$22,212
	Reserve of preferred equity interests	3,961	76,000
	Hurricane casualty loss (1)	2,535	0
	Separation charges	0	11,471
	Debt extinguishment, transaction, other, net	61,607	(1)
	Joint ventures—debt extinguishment, transaction, other	454	80
	Gain on disposition of non-depreciable real estate, net	(323)	(1,229)

	Total non-operating items, net	68,234	86,321

	Operating FFO attributable to Common Shareholders	$97,750	$108,533
	Weighted average shares and units – Basic – FFO & OFFO	369,471	366,976
	Assumed conversion of dilutive securities	15	89

	Weighted average shares and units – Diluted – FFO & OFFO	369,486	367,065
	FFO per share – Basic & Diluted	$0.08	$0.06
	Operating FFO per share – Basic & Diluted	$0.26	$0.30
	Common stock dividends declared, per share	$0.19	$0.19
	Certain non-cash items (DDR share):
	Straight-line rent, net	($380)	$433
	Amortization of (above)/below-market rent, net	1,843	3,851
	Straight-line ground rent (expense) income	(50)	269
	Debt fair value and loan cost amortization	(2,473)	(990)
	Capitalized interest expense	323	398
	Stock compensation expense	(1,692)	(1,908)
	Non-real estate depreciation expense	(1,523)	(2,135)
	Non-cash interest income	0	1,283
	Capital expenditures (DDR share):
	Development and redevelopment costs	20,474	9,655
	Maintenance capital expenditures	521	824
	Tenant allowances and landlord work	9,418	18,124
	Leasing commissions	897	859
(1)	Hurricane casualty loss (DDR Share):
	Lost tenant revenue	(3,784)	0
	Business interruption income	2,000	0
	Clean up costs and other expenses, net	(751)	0

		(2,535)	0

DDR Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		1Q18	4Q17
	Assets:
	Land	$1,700,502	$1,738,792
	Buildings	5,599,708	5,733,451
	Fixtures and tenant improvements	696,787	693,280

		7,996,997	8,165,523
	Depreciation	(1,963,427)	(1,953,479)

		6,033,570	6,212,044
	Construction in progress and land	77,033	82,480

	Real estate, net	6,110,603	6,294,524
	Investments in JVs	96,734	106,037
	Receivable – preferred equity interests, net	236,925	277,776
	Cash	16,560	92,611
	Restricted cash	49,257	2,113
	Notes receivable, net	19,675	19,675
	Receivables, net (1)	100,464	108,695
	Casualty insurance receivable	65,547	58,583
	Intangible assets, net	167,834	182,407
	Other assets, net	46,847	27,652

	Total Assets	6,910,446	7,170,073
	Liabilities and Equity:
	Revolving credit facilities	120,000	0
	Unsecured debt	1,917,833	2,810,100
	Unsecured term loan	198,452	398,130
	Secured debt	1,505,235	641,082

		3,741,520	3,849,312
	Dividends payable	78,687	78,549
	Other liabilities (2)	317,916	344,774

	Total Liabilities	4,138,123	4,272,635
	Preferred shares	525,000	525,000
	Common shares	36,934	36,851
	Paid-in capital	5,522,874	5,513,197
	Distributions in excess of net income	(3,315,974)	(3,183,134)
	Deferred compensation	7,668	8,777
	Other comprehensive income	(1,311)	(1,106)
	Common shares in treasury at cost	(7,774)	(8,653)
	Non-controlling interests	4,906	6,506

	Total Equity	2,772,323	2,897,438

	Total Liabilities and Equity	$6,910,446	$7,170,073
(1)	Straight-line rents receivable, net	$57,733	$59,439
(2)	Below-market leases, net	123,571	127,513

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	1Q18	1Q17	1Q18	1Q17
GAAP Reconciliation:
Net loss attributable to DDR	($54,153)	($54,241)	($54,153)	($54,241)
Fee income	(8,111)	(9,440)	(8,111)	(9,440)
Interest income	(5,341)	(8,392)	(5,341)	(8,392)
Interest expense	44,040	51,827	44,040	51,827
Depreciation and amortization	74,424	90,884	74,424	90,884
General and administrative	16,115	31,072	16,115	31,072
Other expense, net	61,607	4	61,607	4
Impairment charges	30,444	21,973	30,444	21,973
Hurricane casualty loss	750	0	750	0
Equity in net income (loss) of joint ventures	(8,786)	1,665	(8,786)	1,665
Reserve of preferred equity interests	3,961	76,000	3,961	76,000
Tax (benefit) expense	(18)	223	(18)	223
Gain on disposition of real estate	(10,011)	(38,127)	(10,011)	(38,127)
Income from non-controlling interests	256	213	256	213

Consolidated NOI	145,177	163,661	145,177	163,661
DDR’s consolidated JV	0	0	(398)	(410)

Consolidated NOI, net of non-controlling interests	145,177	163,661	144,779	163,251
Net income (loss) from unconsolidated joint ventures	23,405	(52,377)	8,452	(5,237)
Interest expense	24,243	30,130	3,749	4,883
Depreciation and amortization	39,677	45,096	5,181	5,548
Impairment charges	16,910	52,657	846	6,260
Preferred share expense	6,508	8,128	325	406
Other expense, net	7,421	6,573	1,289	1,073
(Gain) loss on disposition of real estate, net	(38,020)	173	(7,448)	8

Unconsolidated NOI	80,144	90,380	12,394	12,941
Total Consolidated + Unconsolidated NOI	225,321	254,041	157,173	176,192
Less: Non-Same Store NOI adjustments including Puerto Rico NOI	(34,068)	(64,224)	(30,594)	(51,511)

Total SSNOI	$191,253	$189,817	$126,579	$124,681
Less: RVI – continental U.S. and disposition assets	(37,794)	(38,158)	(37,794)	(38,158)

Total New DDR SSNOI	$153,459	$151,659	$88,785	$86,523
SSNOI % Change – DDR at share (excluding Puerto Rico)	0.8%		1.5%
SSNOI % Change – New DDR at share	1.2%		2.6%

(1)	Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

GLA in thousands
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Shopping Center Count
Operating Centers—100%	258	273	286	298	309
Wholly Owned—DDR (ex RVI as of 4Q17)	82	86	131	136	144
JV Portfolio	126	137	143	150	151
Wholly Owned RVI—continental U.S.	38	38	n/a	n/a	n/a
Wholly Owned—Puerto Rico (RVI as of 4Q17)	12	12	12	12	14
Gross Leasable Area (GLA)
Owned and Ground Lease—100%	65,254	67,410	71,118	72,686	74,400
Owned and Ground Lease—DDR Share	43,999	45,118	47,039	48,053	49,633
Wholly Owned—DDR (ex RVI as of 4Q17)	23,535	24,476	38,314	39,307	40,515
JV Portfolio—DDR Share	3,994	4,167	4,284	4,305	4,311
Wholly Owned—RVI—continental U.S.	12,040	12,034	n/a	n/a	n/a
Wholly Owned—Puerto Rico (RVI as of 4Q17)	4,431	4,441	4,441	4,441	4,807
Unowned—100%	23,604	24,758	26,104	27,352	28,586

Quarterly Operational Overview
DDR Share
Base Rent PSF	$16.49	$16.46	$16.16	$16.09	$15.83
Base Rent PSF < 10K	$27.29	$27.11	$26.93	$26.72	$26.43
Base Rent PSF > 10K	$13.41	$13.36	$13.09	$13.01	$12.83
Leased Rate	92.9%	93.2%	93.4%	93.7%	94.3%
Commenced Rate	90.8%	91.3%	91.4%	91.5%	92.5%
Leased Rate < 10K SF	87.1%	87.6%	87.8%	87.9%	88.3%
Leased Rate > 10K SF	94.6%	94.9%	95.1%	95.4%	96.2%
Wholly Owned DDR (ex RVI as of 4Q17)
Base Rent PSF	$17.52	$17.41	$15.87	$15.79	$15.49
Leased Rate	93.6%	93.5%	93.7%	94.0%	94.7%
Leased Rate < 10K SF	90.7%	90.3%	89.1%	89.4%	89.5%
Leased Rate > 10K SF	94.5%	94.4%	95.0%	95.3%	96.2%
Joint Venture DDR Share
Base Rent PSF	$15.02	$14.93	$14.81	$14.71	$14.63
Leased Rate	93.3%	93.6%	93.3%	93.8%	94.6%
Leased Rate < 10K SF	85.4%	86.3%	86.1%	86.2%	87.7%
Leased Rate > 10K SF	96.2%	96.4%	96.0%	96.6%	97.2%
Wholly Owned RVI—continental U.S.
Base Rent PSF	$13.63	$13.60	n/a	n/a	n/a
Leased Rate	93.4%	93.6%	n/a	n/a	n/a
Leased Rate < 10K SF	85.0%	86.4%	n/a	n/a	n/a
Leased Rate > 10K SF	95.8%	95.6%	n/a	n/a	n/a
Wholly Owned —Puerto Rico (RVI as of 4Q17)
Base Rent PSF	$20.89	$21.12	$20.60	$20.82	$20.31
Leased Rate	87.0%	89.6%	90.7%	90.4%	90.9%
Leased Rate < 10K SF	79.3%	80.6%	81.3%	80.5%	82.0%
Leased Rate > 10K SF	90.7%	93.9%	95.1%	95.1%	95.1%

Operational Statistics
% of Aggregate Property NOI—Wholly Owned – DDR Share	90.6%	90.5%	91.6%	91.7%	91.9%
% of Aggregate Property NOI—Joint Venture – DDR Share	9.4%	9.5%	8.4%	8.3%	8.1%
Same Store NOI
DDR at share (excluding Puerto Rico)	1.5%	-0.4%	0.0%	0.0%	0.5%
New DDR at share	2.6%	0.8%	n/a	n/a	n/a
TTM Total Leasing—DDR Share (000s)	5,987	6,663	6,730	6,710	6,175
TTM Blended New and Renewal Rent Spreads—DDR Share	5.9%	6.0%	6.1%	6.9%	7.8%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2018	December 31, 2017	December 31, 2016
Capital Structure
Market Value Per Share	$7.33	$8.96	$15.27
Common Shares Outstanding	369,272	368,474	366,264
Operating Partnership Units	281	372	399

Total Outstanding Common Shares	369,553	368,846	366,663
Common Shares Equity	$2,708,824	$3,304,857	$5,598,939
Perpetual Preferred Stock—Class J	200,000	200,000	200,000
Perpetual Preferred Stock—Class K	150,000	150,000	150,000
Perpetual Preferred Stock—Class A	175,000	175,000	0

Total Perpetual Preferred Stock	$525,000	$525,000	$350,000
Unsecured Credit Facilities	120,000	0	0
Unsecured Term Loan	200,000	400,000	400,000
Unsecured Notes Payable	1,929,635	2,827,052	2,927,185
Mortgage Debt (includes JVs at DDR share)	1,861,258	988,740	1,382,483

Total Debt (includes JVs at DDR share)	4,110,893	4,215,792	4,709,668
Less: Cash (including restricted cash)	65,817	94,724	39,225

Net Debt	$4,045,076	$4,121,068	$4,670,443
Total Market Capitalization	$7,278,900	$7,950,925	$10,619,382

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	3,710,468	3,763,739	4,457,227
Consolidated Adjusted EBITDA—annualized	605,996	622,576	683,852

Consolidated Net Debt / Adjusted EBITDA (1)	6.1X	6.0X	6.5X
Pro-Rata Net Effective Debt	4,032,284	4,102,455	4,863,392
Pro-Rata Adjusted EBITDA—annualized	621,152	637,736	705,480

Pro-Rata Net Debt / Adjusted EBITDA (1)	6.5X	6.4X	6.9X
Outstanding Debt & Obligations	3,802,649	3,884,947	4,533,536
Undepreciated Real Estate Assets	8,407,689	8,631,815	9,698,190

Total Debt to Real Estate Assets Ratio	45%	45%	47%
Covenant	65%	65%	65%
Secured Debt & Obligations	1,535,687	640,553	1,183,277
Total Assets	8,866,505	9,115,651	10,188,963

Secured Debt to Assets Ratio	17%	7%	12%
Covenant	40%	40%	40%
Unencumbered Real Estate Assets	4,839,278	6,973,787	7,066,505
Unsecured Debt & Obligations	2,266,961	3,244,394	3,350,259

Unencumbered Assets to Unsecured Debt	213%	215%	211%
Covenant	135%	135%	135%
Net Income Available for Debt Service	497,240	560,295	692,499
Maximum Annual Service Charge	204,754	217,754	257,057

Fixed Charge Coverage Ratio	2.4X	2.6X	2.7X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Debt Extinguishment Costs	609,133	623,575	692,982
Fixed Charge Coverage Ratio Excluding Debt Extinguishment Costs	3.0X	2.9X	2.7X

Credit Ratings (Outlook)
Moody’s	Baa3 (Stable )	Baa3 (Stable )	Baa2 (Stable )
S&P	BBB- (Stable )	BBB- (Stable )	BBB- (Stable )
Fitch	BBB- (Positive )	BBB- (Positive )	BBB- (Stable )

(1)	Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.

DDR Corp.

Same Store Metrics (1)

$ in thousands
	Same Store at 100%			Same Store at DDR Share
DDR at share (excluding Puerto Rico)	1Q18	1Q17	Change	1Q18	1Q17	Change

Leased Rate	92.9%	94.1%	(1.2%)	92.9%	94.1%	(1.2%)
Commenced Rate	91.0%	92.4%	(1.4%)	91.0%	92.6%	(1.6%)
Revenues:
Base Rents	$201,382	$200,486	0.4%	$132,612	$131,543	0.8%
Recoveries	67,165	67,622	(0.7%)	45,261	46,061	(1.7%)
Other	2,308	2,081	10.9%	1,420	1,345	5.6%

	270,855	270,189	0.2%	179,293	178,949	0.2%
Expenses:
Operating	(34,915)	(35,817)	(2.5%)	(22,649)	(23,587)	(4.0%)
Real Estate Taxes	(43,908)	(43,810)	0.2%	(29,785)	(30,088)	(1.0%)
Bad Debt Expense	(779)	(745)	4.6%	(280)	(593)	(52.8%)

	(79,602)	(80,372)	(1.0%)	(52,714)	(54,268)	(2.9%)

Total SSNOI (2)	$191,253	$189,817	0.8%	$126,579	$124,681	1.5%
Non-Same Store NOI including Puerto Rico NOI (3)	34,068	64,224		30,594	51,511

Total Consolidated + Unconsolidated NOI	$225,321	$254,041		$157,173	$176,192

	Same Store at 100%			Same Store at DDR Share
New DDR at share	1Q18	1Q17	Change	1Q18	1Q17	Change

Leased Rate	93.3%	94.1%	(0.8%)	93.7%	94.0%	(0.3%)
Commenced Rate	90.7%	91.6%	(0.9%)	90.4%	91.4%	(1.0%)
Revenues:
Base Rents	$161,924	$160,602	0.8%	$93,154	$91,659	1.6%
Recoveries	53,116	53,114	0.0%	31,212	31,554	(1.1%)
Other	2,058	1,868	10.2%	1,170	1,132	3.4%

	217,098	215,584	0.7%	125,536	124,345	1.0%
Expenses:
Operating	(28,146)	(28,912)	(2.6%)	(15,880)	(16,682)	(4.8%)
Real Estate Taxes	(34,677)	(34,615)	0.2%	(20,554)	(20,894)	(1.6%)
Bad Debt Expense	(816)	(398)	105.0%	(317)	(246)	28.9%

	(63,639)	(63,925)	(0.4%)	(36,751)	(37,822)	(2.8%)

Total SSNOI	$153,459	$151,659	1.2%	$88,785	$86,523	2.6%

(1)	See calculation definition in the Non-GAAP Measures section. Excludes impact of all hurricane related lost revenues, costs and bad debt expense.
(2)	Excludes 12 assets in Puerto Rico.
(3)	See Investments section for detail on major redevelopment activity. Includes results of Puerto Rico. Represents 19.5% of 1Q18 total NOI at DDR share.

DDR Corp.

DDR and Retail Value Inc. Financial Information

$ in thousands
	Income Statement — 1Q18
	Consolidated	RVI		DDR
	DDR - Ex RVI (1)	continental U.S.	Puerto Rico	As Reported (2)
Revenues:
Minimum rents	$95,286	$36,949	$14,652	$146,887
Percentage rent	731	224	853	1,808
Recoveries	32,634	13,163	5,557	51,354
Other property revenues	2,046	630	2,232	4,908
Business interruption income	0	0	2,000	2,000

	130,697	50,966	25,294	206,957
Expenses:
Operating and maintenance	17,749	6,474	5,534	29,757
Real estate taxes	22,129	8,702	1,192	32,023

	39,878	15,176	6,726	61,780
Net operating income (3)	$90,819	$35,790	$18,568	$145,177
Certain non-cash items:
Straight-line rent, net	($127)	$137	($384)	($374)
Amortization of (above)/below-market rent, net	1,166	535	79	1,780
Straight-line ground rent income (expense)	(36)	(2)	0	(38)
Capital expenditures:
Development and redevelopment costs	15,287	2,489	2,690	20,466
Maintenance capital expenditures	351	30	53	434
Tenant allowances and landlord work	5,273	3,294	21	8,588
Leasing commissions	660	195	0	855

	Balance Sheet — March 31, 2018
	Consolidated		DDR
	DDR - Ex RVI (1)	RVI	As Reported (2)
Assets:
Land	$989,191	$711,311	$1,700,502
Buildings	3,696,050	1,903,658	5,599,708
Fixtures and tenant improvements	499,943	196,844	696,787

	5,185,184	2,811,813	7,996,997
Depreciation	(1,248,976)	(714,451)	(1,963,427)

	3,936,208	2,097,362	6,033,570
Construction in progress and land	68,501	8,532	77,033

Real estate, net	$4,004,709	$2,105,894	$6,110,603
Number of assets at period end (4)	83	50	133

(1)	Includes NOI from assets sold in the quarter as well as NOI and real estate assets from properties expected to be sold as part of the Company’s $900 million disposition program. Excludes DDR’s share of joint venture NOI of $12.4 million as reported in Unconsolidated Joint Ventures section.
(2)	Represents DDR Corp. as presented elsewhere herein.
(3)	See definition and reconciliation in Non-GAAP Measures section presented elsewhere herein.
(4)	Does not include 125 assets owned through unconsolidated joint ventures. Includes one consolidated joint venture asset in which the Company has an effective 67% interest.

DDR Corp.

Leasing Summary

At DDR share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)

New Leases
1Q18	34	69,370	$23.81	$19.94	19.4%	7.6	68	266,988	$17.72	8.8
4Q17	44	178,799	$22.10	$17.83	23.9%	9.3	92	306,057	$20.85	9.3
3Q17	35	75,716	$21.18	$19.83	6.8%	8.3	76	258,889	$18.49	8.8
2Q17	28	147,505	$15.16	$13.78	10.0%	9.2	73	410,093	$16.29	9.7

	141	471,390	$20.03	$17.19	16.5%	8.8	309	1,242,027	$18.18	9.2
Renewals
1Q18	163	811,411	$15.04	$14.51	3.7%	5.2	163	811,411	$15.04	5.2
4Q17	186	895,619	$17.45	$17.07	2.2%	4.8	186	895,619	$17.45	4.8
3Q17	239	1,533,448	$15.63	$14.73	6.1%	5.0	239	1,533,448	$15.63	5.0
2Q17	185	1,504,824	$13.77	$13.03	5.7%	5.2	185	1,504,824	$13.77	5.2

	773	4,745,302	$15.28	$14.60	4.7%	5.0	773	4,745,302	$15.28	5.0
New + Renewals
1Q18	197	880,781	$15.73	$14.94	5.3%	5.5	231	1,078,399	$15.71	6.2
4Q17	230	1,074,418	$18.22	$17.20	5.9%	5.7	278	1,201,676	$18.32	6.1
3Q17	274	1,609,164	$15.90	$14.97	6.2%	5.2	315	1,792,337	$16.05	5.6
2Q17	213	1,652,329	$13.89	$13.10	6.0%	5.6	258	1,914,917	$14.31	6.3

	914	5,216,692	$15.71	$14.83	5.9%	5.5	1,082	5,987,329	$15.88	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)

New Leases (1)
1Q18	259,946	$18.52	$2.34	$3.39	$0.49	$6.22	$12.30	8.7
4Q17	288,692	$21.71	$1.89	$2.09	$0.43	$4.41	$17.30	9.3
3Q17	189,846	$19.76	$2.17	$1.66	$0.61	$4.44	$15.32	8.5
2Q17	261,257	$17.07	$3.42	$3.79	$0.35	$7.56	$9.51	8.8

	999,741	$19.30	$2.45	$2.79	$0.46	$5.70	$13.60	8.9
Renewals
1Q18	811,411	$15.18	$0.05	$0.00	$0.00	$0.05	$15.13	5.2
4Q17	895,619	$17.57	$0.03	$0.01	$0.00	$0.04	$17.53	4.8
3Q17	1,533,448	$15.76	$0.01	$0.00	$0.00	$0.01	$15.75	5.0
2Q17	1,504,824	$13.93	$0.07	$0.00	$0.00	$0.07	$13.86	5.2

	4,745,302	$15.42	$0.04	$0.00	$0.00	$0.04	$15.38	5.0
New + Renewals
1Q18	1,071,357	$15.99	$0.84	$1.16	$0.17	$2.17	$13.82	6.2
4Q17	1,184,311	$18.58	$0.73	$0.79	$0.16	$1.68	$16.90	6.0
3Q17	1,723,294	$16.20	$0.38	$0.29	$0.11	$0.78	$15.42	5.5
2Q17	1,766,081	$14.39	$0.82	$0.85	$0.08	$1.75	$12.64	5.8

	5,745,043	$16.10	$0.68	$0.74	$0.12	$1.54	$14.56	5.8

(1)	New Leases exclude development and redevelopment activity.

DDR Corp.

Leasing Summary – New DDR

At DDR share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q18	33	57,075	$24.73	$20.40	21.2%	7.7	57	172,133	$19.32	8.7
4Q17	34	153,972	$21.79	$17.59	23.9%	9.6	77	253,180	$20.79	9.6
3Q17	27	27,179	$29.99	$27.23	10.1%	7.5	57	141,472	$21.86	8.8
2Q17	23	68,526	$17.23	$13.86	24.3%	8.6	58	269,396	$17.87	9.9

	117	306,752	$22.04	$18.13	21.6%	8.8	249	836,181	$19.73	9.4
Renewals
1Q18	127	458,232	$15.87	$14.92	6.4%	5.2	127	458,232	$15.87	5.2
4Q17	150	550,204	$17.98	$17.07	5.3%	4.9	150	550,204	$17.98	4.9
3Q17	180	770,729	$19.35	$17.89	8.2%	5.1	180	770,729	$19.35	5.1
2Q17	135	674,081	$17.60	$16.28	8.1%	5.1	135	674,081	$17.60	5.1

	592	2,453,246	$17.91	$16.71	7.2%	5.1	592	2,453,246	$17.91	5.1
New + Renewals
1Q18	160	515,307	$16.85	$15.52	8.6%	5.6	184	630,365	$16.81	6.3
4Q17	184	704,176	$18.81	$17.18	9.5%	6.1	227	803,384	$18.86	6.5
3Q17	207	797,908	$19.71	$18.21	8.2%	5.2	237	912,201	$19.74	5.7
2Q17	158	742,607	$17.57	$16.06	9.4%	5.4	193	943,477	$17.68	6.5

	709	2,759,998	$18.37	$16.87	8.9%	5.6	841	3,289,427	$18.37	6.2

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)

New Leases (1)
1Q18	165,091	$20.39	$1.59	$3.30	$0.57	$5.46	$14.93	8.6
4Q17	235,815	$21.56	$1.88	$1.62	$0.42	$3.92	$17.64	9.6
3Q17	72,429	$27.41	$2.88	$4.18	$0.75	$7.81	$19.60	8.1
2Q17	120,560	$20.66	$2.57	$6.04	$0.38	$8.99	$11.67	8.7

	593,895	$21.76	$2.06	$3.24	$0.49	$5.79	$15.97	8.9
Renewals
1Q18	458,232	$16.03	$0.04	$0.00	$0.00	$0.04	$15.99	5.2
4Q17	550,204	$18.13	$0.04	$0.01	$0.00	$0.05	$18.08	4.9
3Q17	770,729	$19.54	$0.02	$0.00	$0.00	$0.02	$19.52	5.1
2Q17	674,081	$17.80	$0.06	$0.00	$0.00	$0.06	$17.74	5.1

	2,453,246	$18.09	$0.04	$0.00	$0.00	$0.04	$18.05	5.1
New + Renewals
1Q18	623,323	$17.19	$0.60	$1.20	$0.21	$2.01	$15.18	6.3
4Q17	786,019	$19.16	$0.86	$0.73	$0.19	$1.78	$17.38	6.4
3Q17	843,158	$20.22	$0.39	$0.54	$0.10	$1.03	$19.19	5.4
2Q17	794,641	$18.24	$0.64	$1.41	$0.09	$2.14	$16.10	5.7

	3,047,141	$18.81	$0.63	$0.96	$0.14	$1.73	$17.08	5.9

(1)	New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings

	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	68	36	104	$27,813	4.4%	$37,784	2,262	5.1%	3,221	A+/A2/NR
2	Bed Bath & Beyond (2)	51	27	78	20,970	3.3%	29,086	1,666	3.8%	2,323	BBB/Baa2/NR
3	PetSmart	46	28	74	17,001	2.7%	24,731	1,045	2.4%	1,589	CCC+/B2/NR
4	AMC Theatres	7	5	12	16,144	2.6%	22,310	646	1.5%	936	B+/B2/B
5	Dick’s Sporting Goods (3)	21	16	37	15,514	2.5%	23,930	1,068	2.4%	1,811	NR
6	Best Buy	24	10	34	15,010	2.4%	20,696	992	2.3%	1,339	BBB/Baa1/BBB-
7	Ross Stores (4)	40	32	72	14,057	2.2%	22,263	1,288	2.9%	2,093	A-/A3/NR
8	Kohl’s	16	9	25	12,907	2.0%	18,219	1,548	3.5%	2,211	BBB-/Baa2/BBB
9	Michaels	36	22	58	12,553	2.0%	17,535	930	2.1%	1,368	BB-/NR/NR
10	Gap (5)	37	20	57	11,304	1.8%	15,354	663	1.5%	927	BB+/Baa2/BB+
11	Walmart (6)	12	3	15	10,202	1.6%	12,833	1,597	3.6%	1,922	AA/Aa2/AA
12	Ulta	37	18	55	9,992	1.6%	13,822	416	0.9%	585	NR
13	Ascena (7)	63	20	83	7,908	1.3%	9,908	397	0.9%	500	B/Ba3/NR
14	Barnes & Noble	14	8	22	7,836	1.2%	10,752	381	0.9%	544	NR
15	Toys “R” Us (8)	14	5	19	7,494	1.2%	8,324	639	1.5%	780	NR
16	Kroger (9)	7	11	18	6,987	1.1%	10,824	590	1.3%	1,067	BBB/Baa1/BBB
17	Office Depot (10)	20	13	33	6,822	1.1%	10,284	467	1.1%	701	B/B1/NR
18	Nordstrom Rack	10	2	12	6,686	1.1%	7,881	367	0.8%	431	BBB+/Baa1/BBB+
19	Lowe’s	7	1	8	6,568	1.0%	7,339	935	2.1%	1,047	A-/A3/NR
20	Petco	22	9	31	6,468	1.0%	8,302	323	0.7%	430	B-/B2/NR
21	LA Fitness	9	2	11	6,045	1.0%	7,102	438	1.0%	509	NR
22	Jo-Ann	16	10	26	5,845	0.9%	8,437	528	1.2%	807	B/B1/NR
23	Five Below	35	19	54	5,740	0.9%	7,985	331	0.8%	467	NR
24	DSW	15	9	24	5,579	0.9%	8,180	340	0.8%	514	NR
25	Mattress Firm	38	15	53	5,575	0.9%	7,293	193	0.4%	258	NR
26	Pier 1 Imports	21	13	34	5,525	0.9%	7,736	241	0.5%	349	B/NR/NR
27	Home Depot	6	3	9	5,343	0.8%	6,818	685	1.6%	1,042	A/A2/A
28	Cinemark	4	3	7	5,286	0.8%	7,161	345	0.8%	463	BB/NR/NR
29	Regal Cinemas	5	1	6	5,177	0.8%	7,277	261	0.6%	330	NR
30	Party City	21	15	36	4,929	0.8%	7,618	278	0.6%	455	NR
31	Burlington	8	3	11	4,903	0.8%	6,546	508	1.2%	735	BB/NR/NR
32	Whole Foods	3	2	5	4,895	0.8%	5,636	208	0.5%	259	A+/Baa1/NR
33	Dollar Tree Stores	36	25	61	4,833	0.8%	7,367	414	0.9%	623	BBB-/Baa3/NR
34	AT&T	47	18	65	4,704	0.7%	5,851	123	0.3%	164	BBB+/Baa1/A-
35	Staples	12	15	27	4,593	0.7%	7,999	311	0.7%	548	B+/B1/NR
36	Hobby Lobby	9	7	16	4,307	0.7%	7,131	546	1.2%	873	NR
37	Famous Footwear	22	9	31	3,959	0.6%	4,949	192	0.4%	242	BB/Ba2/NR
38	Carter’s Childrenswear	27	9	36	3,139	0.5%	3,799	122	0.3%	150	BB+/NR/NR
39	Panera	20	10	30	3,118	0.5%	4,285	102	0.2%	143	NR
40	Tailored Brands (11)	18	8	26	2,978	0.5%	4,090	127	0.3%	180	B+/NR/NR
41	Total Wine & More	6	4	10	2,889	0.5%	4,000	159	0.4%	219	NR
42	Rainbow Apparel	25	6	31	2,832	0.4%	3,328	129	0.3%	170	NR
43	Footlocker	20	0	20	2,814	0.4%	2,814	78	0.2%	78	BB+/Ba1/NR
44	Sprint	28	14	42	2,804	0.4%	3,583	69	0.2%	99	B/B2/B+
45	Chili’s Restaurant	18	4	22	2,796	0.4%	3,323	114	0.3%	135	BB+/Ba1/BB+
46	Stein Mart	7	6	13	2,718	0.4%	4,013	302	0.7%	446	NR
47	Publix	2	23	25	2,666	0.4%	10,623	313	0.7%	1,195	NR
48	T-Mobile	26	21	47	2,629	0.4%	3,638	57	0.1%	90	BB+/NR/NR
49	L Brands (12)	22	13	35	2,627	0.4%	3,583	94	0.2%	127	BB+/Ba1/BB+
50	Giant Eagle	2	3	5	2,587	0.4%	5,289	219	0.5%	449	NR

	Top 50 Total	1,080	585	1,665	$364,071	57.8%	$509,631	26,047	59.2%	37,944
	Total Portfolio				$629,970	100.0%	$902,586	43,999	100.0%	65,254

(1) T.J. Maxx (35) / Marshalls (43) / HomeGoods (21) / Sierra Trading (3) / HomeSense (2)	(7) Ann Taylor (4) / Catherine’s (4) / Dress Barn (23) / Justice (18) / Lane Bryant (23) / Maurice’s (10) / Roz & Ali (1)
(2) Bed Bath (48) / World Market (19) / buybuy Baby (9) / CTS (2)	(8) Toys “R” Us (4) / Babies “R” Us (12) / Toys-Babies Combo (3)
(3) Dick’s Sporting Goods (34) / Golf Galaxy (3)	(9) Kroger (10) / Harris Teeter (4) / King Soopers (1) / Pick ‘n Save (2) Mariano’s (1)
(4) Ross Dress For Less (69) / dd’s Discounts (3)	(10) Office Depot (14) / OfficeMax (19)
(5) Gap (4) / Old Navy (51) / Banana Republic (2)	(11) Men’s Wearhouse (17) / Jos. A. Bank (7) / K&G Fashion Superstore (2)
(6) Walmart (11) / Sam’s Club (2) / Neighborhood Market (2)	(12) Bath & Body Works (30) / Victoria’s Secret (5)

DDR Corp.

Lease Expirations

At DDR share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	66	$929	$14.08	0.3%	157	310	$8,480	$27.35	3.9%	160	376	$9,409	$25.02	1.6%
2018	34	970	12,302	$12.68	3.3%	386	632	17,177	$27.18	8.0%	420	1,602	29,479	$18.40	5.0%
2019	164	3,550	42,767	$12.05	11.5%	693	1,192	31,763	$26.65	14.8%	857	4,742	74,530	$15.72	12.7%
2020	160	3,267	42,748	$13.08	11.5%	657	1,079	29,638	$27.47	13.8%	817	4,346	72,386	$16.66	12.3%
2021	203	3,945	51,985	$13.18	14.0%	622	1,088	28,114	$25.84	13.1%	825	5,033	80,099	$15.91	13.7%
2022	225	5,009	62,979	$12.57	17.0%	594	1,068	30,123	$28.21	14.0%	819	6,077	93,102	$15.32	15.9%
2023	213	4,201	54,691	$13.02	14.7%	386	889	23,347	$26.26	10.9%	599	5,090	78,038	$15.33	13.3%
2024	104	2,133	25,965	$12.17	7.0%	199	532	13,747	$25.84	6.4%	303	2,665	39,712	$14.90	6.8%
2025	64	1,173	18,133	$15.46	4.9%	146	364	9,903	$27.21	4.6%	210	1,537	28,036	$18.24	4.8%
2026	54	843	12,683	$15.05	3.4%	140	401	11,854	$29.56	5.5%	194	1,244	24,537	$19.72	4.2%
2027	52	926	14,668	$15.84	3.9%	113	244	7,350	$30.12	3.4%	165	1,170	22,018	$18.82	3.8%
Thereafter	65	1,974	31,502	$15.96	8.5%	55	144	3,578	$24.85	1.7%	120	2,118	35,080	$16.56	6.0%

Total	1,341	28,057	$371,352	$13.24	100.0%	4,148	7,943	$215,074	$27.08	100.0%	5,489	36,000	$586,426	$16.29	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	12	$177	$14.75	0.0%	144	290	$7,938	$27.37	3.7%	146	302	$8,115	$26.87	1.4%
2018	10	124	1,602	$12.92	0.4%	267	398	11,598	$29.14	5.4%	277	522	13,200	$25.29	2.3%
2019	23	332	4,252	$12.81	1.1%	429	722	20,194	$27.97	9.4%	452	1,054	24,446	$23.19	4.2%
2020	26	318	5,237	$16.47	1.4%	385	579	17,483	$30.20	8.1%	411	897	22,720	$25.33	3.9%
2021	27	321	5,611	$17.48	1.5%	373	533	14,871	$27.90	6.9%	400	854	20,482	$23.98	3.5%
2022	36	452	7,427	$16.43	2.0%	343	523	15,863	$30.33	7.4%	379	975	23,290	$23.89	4.0%
2023	20	233	4,561	$19.58	1.2%	277	462	12,951	$28.03	6.0%	297	695	17,512	$25.20	3.0%
2024	24	409	5,776	$14.12	1.6%	241	406	11,668	$28.74	5.4%	265	815	17,444	$21.40	3.0%
2025	28	419	5,456	$13.02	1.5%	223	404	10,874	$26.92	5.1%	251	823	16,330	$19.84	2.8%
2026	34	444	7,242	$16.31	2.0%	210	390	11,035	$28.29	5.1%	244	834	18,277	$21.91	3.1%
2027	34	634	9,469	$14.94	2.5%	215	344	10,718	$31.16	5.0%	249	978	20,187	$20.64	3.4%
Thereafter	1,077	24,359	314,542	$12.91	84.7%	1,041	2,892	69,881	$24.16	32.5%	2,118	27,251	384,423	$14.11	65.6%

Total	1,341	28,057	$371,352	$13.24	100.0%	4,148	7,943	$215,074	$27.08	100.0%	5,489	36,000	$586,426	$16.29	100.0%

DDR Corp.

Developments/Redevelopments

$ in thousands
	DDR Own%	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants
Consolidated Summary
Redevelopments – Major (2)		8%	$154,675	$67,737	$86,938	$50,691	$17,046
Redevelopments – Tactical (3)		9%	41,550	28,364	13,186	10,029	18,335
Other (4)		N/A	N/A	20,228	0	0	20,228
Undeveloped land (5)		N/A	N/A	21,424	0	0	21,424

			$196,225	$137,753	$100,124	$60,720	$77,033
Redevelopments – Major
Kenwood Square (Cincinnati, OH)	100%		$30,928	$25,474	$5,454	$23,768	$1,706	4Q16	2Q18	Dick’s Sporting Goods, T.J. Maxx, Five Below, Marshalls, Michaels
Lee Vista Promenade (Orlando, FL)	100%		39,241	29,816	9,425	26,923	2,893	1Q18	1Q19	Academy Sports, Bealls
West Bay Plaza (Cleveland, OH)	100%		27,792	9,208	18,584	0	9,208	4Q18	3Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, Ulta, HomeSense
Kmart Shopping Center (Tampa, FL)	100%		27,732	1,991	25,741	0	1,991	4Q19	4Q20
Shoppers World (Boston, MA)	100%		20,426	395	20,031	0	395	TBD	TBD
Sandy Plains Village (Atlanta, GA)	100%		8,556	853	7,703	0	853	TBD	TBD

			$154,675	$67,737	$86,938	$50,691	$17,046

(1)	Balance is in addition to DDR’s pro rata share of joint venture CIP of $6 million.
(2)	Projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3)	Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4)	Includes predevelopment and retenanting expenditures.
(5)	Balance is in addition to owned land adjacent to existing centers with an estimated value of $31 million and cost basis of the headquarters (non-income producing) of $41 million.

DDR Corp.

Transactions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own%	GLA	Price	Debt	Price	Debt

Dispositions
01/09/18	Indian Lakes Crossing (BRE DDR Retail Holdings III)	Virginia Beach, VA	5.0%	71	$14,700	$7,178	$735	$359
01/18/18	Fortuna Center Plaza	Dumfries, VA	100.0%	105	20,225	0	20,225	0
02/07/18	Meridian Crossroads	Meridian, ID	100.0%	527	78,700	0	78,700	0
02/28/18	Lakewood Ranch Plaza (DDRM Properties)	Bradenton, FL	20.0%	85	17,963	10,500	3,593	2,100
02/28/18	Crystal Springs (DDRM Properties)	Crystal River, FL	20.0%	67	10,567	6,750	2,113	1,350
02/28/18	Paraiso Plaza (DDRM Properties)	Hialeah, FL	20.0%	61	15,743	10,250	3,149	2,050
02/28/18	Plaza del Paraiso (DDRM Properties)	Miami, FL	20.0%	85	21,581	13,000	4,316	2,600
02/28/18	Southwood Village (DDRM Properties)	Tallahassee, FL	20.0%	63	9,693	6,750	1,939	1,350
02/28/18	Shoppes at Lithia (DDRM Properties)	Valrico, FL	20.0%	71	16,614	9,500	3,323	1,900
02/28/18	Shoppes at Lake Dow (DDRM Properties)	McDonough, GA	20.0%	73	13,874	7,200	2,775	1,440
03/15/18	Shoppes of Citrus Hills (DDRM Properties)	Hernando, FL	20.0%	69	12,098	6,470	2,420	1,294
03/15/18	Bardmoor Promenade (DDRM Properties)	Largo, FL	20.0%	158	31,868	19,000	6,374	3,800
03/22/18	Pioneer Hills	Aurora, CO	100.0%	138	21,100	0	21,100	0
03/27/18	Naugatuck Valley SC (BRE DDR Retail Holdings III)	Waterbury, CT	5.0%	383	24,500	31,491	1,225	1,575
03/29/18	Southern Tier Crossing	Horseheads, NY	100.0%	175	18,500	0	18,500	0
	Non-operating sales				2,100		2,100
	Preferred equity repayment				36,072		36,072

		1Q 2018 Total		2,131	$365,898	$128,089	$208,659	$19,818
04/05/18	Hobby Lobby Center (BRE DDR Retail Holdings III)	Greenville, SC	5.0%	69	$6,000	$5,191	$300	$260
04/17/18	Silver Spring Square (RVI)	Mechanicsburg, PA	100.0%	343	80,810	65,730	80,810	65,730
04/20/18	Sherwood Retail Center (BRE DDR Retail Holdings III)	Sherwood, AR	5.0%	123	4,148	5,249	207	262
04/20/18	Valley Bend (BRE DDR Retail Holdings III)	Huntsville, AL	5.0%	425	66,000	43,500	3,300	2,175
04/23/18	The Shops at Fox River	McHenry, IL	100.0%	341	32,000	0	32,000	0

		2Q 2018 Quarter to Date		1,301	$188,958	$119,670	$116,617	$68,427

		Total 2018		3,432	$554,856	$247,759	$325,276	$88,245

DDR Corp.

Debt Summary

$ in thousands
	Consolidated			Unconsolidated			Total Pro Rata
	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities	$120,000	$120,000	3.08%				$120,000	3.08%
Unsecured Term Loan	200,000	200,000	3.23%				200,000	3.23%
Unsecured Public Debt	1,929,635	1,929,635	4.40%				1,929,635	4.40%
Fixed Rate Mortgage Loans	185,688	175,965	4.11%	$907,423	$152,870	4.37%	328,835	4.23%
Variable Rate Mortgage Loans	1,350,000	1,350,000	5.36%	1,458,860	182,423	3.76%	1,532,423	5.17%

Subtotal	$3,785,323	$3,775,600	4.62%	$2,366,283	$335,293	4.04%	$4,110,893	4.58%
Fair Market Value Adjustment	2,292	2,292		7,630	381		2,673
Unamortized Loan Costs, Net	(46,095)	(46,009)		(15,948)	(2,898)		(48,907)

Total	$3,741,520	$3,731,883	4.62%	$2,357,965	$332,776	4.04%	$4,064,659	4.58%

	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate

Consolidated Maturity Schedule (1)
2018	$3,351	$0	$22,231	$25,582	$25,582	7.54%
2019	2,521	94,720	0	97,241	97,241	3.57%
2020	1,750	39,934	0	41,684	41,684	5.00%
2021	1,214	14,637	0	15,851	15,851	4.12%
2022	0	27,561	570,000	597,561	587,838	4.33%
2023	0	1,350,000	287,209	1,637,209	1,637,209	5.00%
2024	0	0	65,614	65,614	65,614	4.06%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027 and beyond	0	0	450,000	450,000	450,000	4.81%
Unsecured debt discount			(2,561)	(2,561)	(2,561)

Total	$8,836	$1,526,852	$2,249,635	$3,785,323	$3,775,600	4.62%

	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
Unconsolidated Maturity Schedule (1)
2018	$3,234	$100,849	$0	$104,083	$14,672	4.54%
2019	4,426	443,235	0	447,661	23,279	3.77%
2020	5,092	339,523	0	344,615	52,356	3.43%
2021	4,596	255,172	0	259,768	58,251	4.83%
2022	3,390	898,252	0	901,642	136,482	3.98%
2023	2,930	78,677	0	81,607	4,636	4.24%
2024	1,352	83,688	0	85,040	11,854	4.31%
2025	903	0	0	903	452	0.00%
2026	935	0	0	935	467	0.00%
2027 and beyond	1,214	138,815	0	140,029	32,844	3.67%

Total	$28,072	$2,338,211	$0	$2,366,283	$335,293	4.04%

	Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate

% of Total (2)
Fixed	55.8%	4.4%	45.6%	4.4%	54.9%	4.4%
Variable	44.2%	4.9%	54.4%	3.8%	45.1%	4.8%
Recourse to DDR	59.6%	4.2%	0.0%	0.0%	54.7%	4.2%
Non-recourse to DDR	40.4%	4.1%	100.0%	4.0%	45.3%	4.1%

(1)	Assumes borrower extension options are exercised.
(2)	Calculations based on DDR share.

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)		GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$120,000	$120,000	09/22		L + 120
Unsecured Revolver ($50m)	0	0	09/22		L + 120
Unsecured Term Loan ($200m)	200,000	200,000	01/23		L + 135

	$320,000	$320,000
Public Debt
Unsecured Notes	$22,232	$22,232	07/18		7.54%
Unsecured Notes	453,724	453,724	07/22		4.63%
Unsecured Notes	86,937	86,937	05/23		3.52%
Unsecured Notes	65,437	65,437	08/24		4.06%
Unsecured Notes	454,830	454,830	02/25		3.79%
Unsecured Notes	397,230	397,230	02/26		4.43%
Unsecured Notes	449,245	449,245	06/27		4.81%

	$1,929,635	$1,929,635
Mortgage Debt
Nassau Park Pavilion, NJ	$53,445	$53,445	02/19		3.56%
Bandera Pointe, TX	23,253	23,253	02/19		3.59%
Presidential Commons, GA	19,878	19,878	02/19		3.57%
Polaris Towne Center, OH	41,448	41,448	04/20		5.00%
Chapel Hills West, CO	10,864	10,864	06/21		3.70%
Chapel Hills East, CO	7,336	7,336	12/21		4.74%
Paradise Village Gateway, AZ (DDR 67%)	29,464	19,741	01/22		4.89%
Retail Value Inc. (38 assets) (4)	1,350,000	1,350,000	02/23		5.36%

	$1,535,688	$1,525,965
Consolidated Debt Subtotal	$3,785,323	$3,775,600
FMV Adjustment – Assumed Debt	2,292	2,292
Unamortized Loan Costs, Net	(46,095)	(46,009)

Total Consolidated Debt	$3,741,520	$3,731,883
Rate Type
Fixed	$2,115,323	$2,105,600	6.4 years		4.37%
Variable	1,670,000	1,670,000	4.8 years		4.94%

	$3,785,323	$3,775,600	5.7 years		4.62%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017	(5)	6.50%
Class K	150,000	150,000	April 2018	(5)	6.25%
Class A	175,000	175,000	June 2022	(5)	6.38%

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Excludes loan fees and unamortized loan costs.
(4)	LIBOR subject to a 3.0% cap.
(5)	Earliest redemption date.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
BRE DDR Retail Holdings III (DDR 5%)
Camp Creek, GA	$42,000	$2,100	12/18	3.65%
Powell Center, OH	7,315	366	05/19	3.28%
November 2019 Loan Pool (23 assets)	436,065	21,803	11/19	3.78%
January 2022 Loan Pool (2 assets)	18,684	934	01/22	3.76%
March 2022 Loan Pool (3 assets)	23,400	1,170	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
July 2022 Loan Pool (2 assets)	4,635	232	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	787	01/23	4.34%
Valley Bend, AL	43,500	2,175	06/23	4.22%

	$715,585	$35,780
BRE DDR Retail Holdings IV (DDR 5%)
Ashbridge Square, PA	$35,000	$1,750	01/22	4.39%
The Hub, NY	29,262	1,463	01/22	4.41%
Fountains of Miramar, FL	24,093	1,205	01/22	4.32%
Southmont Plaza, PA	33,163	1,658	01/22	4.44%
Millenia Crossing, FL	21,969	1,098	01/23	4.20%
Concourse Village, FL	13,760	688	02/24	4.32%

	$157,247	$7,862
DDRM Properties (DDR 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.20%
July 2022 Loan Pool (21 assets)	274,760	54,952	07/22	3.84%
July 2022 Loan Pool (9 assets)	112,275	22,455	07/22	3.92%

	$605,765	$121,153
DDRTC Core Retail Fund (DDR 15%)
July 2020 Loan Pool (9 assets) (2)	$185,587	$27,838	07/20	3.33%
July 2020 Loan Pool (5 assets) (2)	153,936	23,090	07/20	3.54%
November 2021 Loan Pool (7 assets)	174,719	26,208	11/21	3.95%
Birkdale Village, NC	81,238	12,186	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.88%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%

	$701,680	$105,252
DDR-SAU Retail Fund (DDR 20%)
September 2017 Loan Pool (7 assets) (3)	$27,972	$5,595	04/18	4.75%
April 2018 Loan Pool (5 assets) (3)	30,877	6,176	04/18	4.66%

	$58,849	$11,771
Other Joint Ventures
Sun Center Limited, OH (DDR 79%)	$20,770	$16,502	05/21	6.14%
RVIP IIIB, Deer Park, IL (DDR 26%)	66,887	17,223	09/21	4.91%
Lennox Town Center Limited, OH (DDR 50%)	39,500	19,750	04/28	3.49%

	$127,157	$53,475
Unconsolidated Debt Subtotal	$2,366,283	$335,293
FMV Adjustment – Assumed Debt	7,630	381
Unamortized Loan Costs, Net	(15,948)	(2,898)

Total Unconsolidated Debt	$2,357,965	$332,776

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate

Rate Type
Fixed	$907,423	$152,870	5.1 years	4.37%
Variable	1,458,860	182,423	3.3 years	3.76%

	$2,366,283	$335,293	4.1 years	4.04%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date

Interest Rate Swaps
Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1)	Assumes borrower extension options are exercised.
(2)	LIBOR subject to a 0.25% floor.
(3)	Six properties were refinanced in April 2018 with gross proceeds of $41.6MM and a 04/28 maturity.

DDR Corp.

Debt/Adjusted EBITDA

$ in thousands
	1Q18	1Q17
Consolidated
Net loss to DDR	($54,153)	($54,241)
Interest expense	44,040	51,827
Income tax expense	(18)	223
Depreciation and amortization	74,424	90,884
Adjustments for non-controlling interests	(167)	(224)

EBITDA – current quarter	64,126	88,469
Separation charges	0	11,471
Impairments	30,444	21,973
Equity in net (income) loss of JVs	(8,786)	1,665
Reserve of preferred equity interests	3,961	76,000
Gain on disposition of real estate, net	(10,011)	(38,127)
Other expense, net	61,607	0
Hurricane casualty loss	4,533	0
Business interruption income	(2,000)	0
JV OFFO (at DDR Share)	7,625	6,662

Adjusted EBITDA – current quarter (1)	151,499	168,113
Adjusted EBITDA – annualized	605,996	672,452
Consolidated debt	3,741,520	4,520,926
Partner share of consolidated debt	(9,723)	(9,873)
Loan costs, net	46,095	17,368
Face value adjustments	(2,292)	(5,465)
Cash and restricted cash	(65,132)	(65,755)

Net effective debt	$3,710,468	$4,457,201
Debt/Adjusted EBITDA – Consolidated (2)	6.1x	6.6x
Pro rata including JVs
Adjusted EBITDA – current quarter	155,288	173,165
Adjusted EBITDA – annualized	621,152	692,660
Consolidated net debt	3,710,468	4,457,201
JV debt (at DDR Share)	335,293	398,078
Cash and restricted cash	(13,477)	(12,944)

Net effective debt	$4,032,284	$4,842,335
Debt/Adjusted EBITDA – Pro Rata (2)	6.5x	7.0x

(1)	See definition in the Non-GAAP Measures section.
(2)	Excludes perpetual preferred stock.

DDR Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
	Partner	DDR Own%	Operating Properties		Owned GLA	1Q18 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)

BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	35		6,722	$21,822		$1,028,327	$715,585	$185,446	(3)
BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	6		1,259	4,039		206,111	157,247	51,479	(4)
DDRM Properties	Madison International Realty	20%	43		6,259	15,930		1,073,191	605,765	0
DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,069	23,691		1,512,610	701,680	0
DDR–SAU Retail Fund	State of Utah	20%	12		976	2,412		133,555	58,849	0
Other	Various	Various	6		1,666	6,498		299,963	127,157	0

Total			125	(5)	24,951	$74,392		$4,253,757	$2,366,283	$236,925
Property management fees						3,803	(1)
Assets sold in 1Q2018						1,949	(1)

Net operating income						$80,144	(6)

(1)	Property management fees charged by DDR to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense. The NOI for BRE DDR III and DDRM is adjusted to reflect the impact of assets sold in 1Q18.
(2)	Fair market value of debt adjustment and net unamortized loan costs ($0.4 million or $2.9 million at DDR’s Share) are excluded from above.
(3)	Amount is net of $48.7 million valuation allowance and $84.3 million of face value repaid through March 31, 2018. Face value of $234.1 million including accrued interest of $3.9 million. The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind (“PIK”) of 2.0%. The Company no longer recognizes the accrued PIK as income due to the valuation allowance. Repayment from net asset sale proceeds are allocated 52.2% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.
(4)	Amount is net of $16.3 million valuation allowance and $17.9 million of face value repaid through March 31, 2018. Face value of $67.8 million including accrued interest of $1.1 million. The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%. The Company no longer recognizes the accrued PIK as income due to the valuation allowance. Repayment from net asset sale proceeds are first subject to a minimum sales threshold of $4.9 million, of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member. Included in the collateral for the preferred equity interest is 95% of the value of the six joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which DDR provides property asset management services.
(5)	Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.
(6)	Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Unconsolidated Joint Ventures

Combined DDR JV Pro Rata Adjustments (1)
Income Statement Pro Rata Adjustments 1Q18		Balance Sheet Pro Rata Adjustments 1Q18
Revenues:		Assets:
Minimum rents	$13,029	Land	$154,072
Percentage rent	48	Buildings	420,424
Recoveries	4,043	Improvements	35,120

Other property revenue	477		609,616

	17,597	Depreciation	(165,828)

Expenses:			443,788
Operating and maintenance	2,545	Construction in progress and land	6,010

Real estate taxes	2,658	Real estate, net	449,798

	5,203	Investment in JVs	1,106

Net Operating Income	12,394	Cash and restricted cash	13,444
Other Income (expense):		Receivables, net	6,539
Fee income	(794)	Other assets, net	14,985

Interest income	(325)	Total Assets	$485,872
Impairment charges	(846)	Liabilities and Equity:
Interest expense	(3,749)	Mortgage debt	$332,776
Depreciation and amortization	(5,181)	Notes payable to DDR	438
Other income (expense), net	(495)	Other liabilities	14,578

Income before earnings from JVs	1,004	Total Liabilities	347,792
Equity in net income of JVs	(8,786)	JVs share of equity	16,593
Basis differences of JVs	334	Distributions in excess of net income	121,487

Gain on disposition of real estate	7,448	Total Equity	138,080

Net income	$0	Total Liabilities and Equity	$485,872
FFO Reconciliation 1Q18
Income before earnings from JVs	$1,004
Depreciation and amortization	5,181
Impairment of depreciable real estate	846
Basis differences of JVs	139

FFO at DDR’s Ownership Interests	$7,170

(1)	Information provided for DDR’s share of JV investments and can be combined with DDR’s consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	1Q18	1Q17
Revenues:
Minimum rents	$85,274	$95,443
Percentage rent	349	392
Recoveries	26,697	29,815
Other property revenues	2,205	1,398

	114,525	127,048
Expenses:
Operating and maintenance	16,521	17,807
Real estate taxes	17,860	18,861

	34,381	36,668

Net operating income	80,144	90,380
Other income (expense):
Interest expense	(24,243)	(30,130)
Depreciation and amortization	(39,677)	(45,096)
Impairment charges	(16,910)	(52,657)
Preferred share expense	(6,508)	(8,128)
Other expense, net	(7,421)	(6,573)

	(14,615)	(52,204)

Gain on disposition of real estate, net	38,020	(173)
Net income (loss) attributable to unconsolidated JVs	23,405	(52,377)
Depreciation and amortization	39,677	45,096
Impairment of depreciable real estate	16,910	52,657
(Gain) loss on disposition of real estate, net	(38,020)	173

FFO	$41,972	$45,549
FFO at DDR’s ownership interests	$7,170	$6,582
Operating FFO at DDR’s ownership interests	$7,625	$6,662

Balance Sheet
	At Period End
	1Q18	4Q17
Assets:
Land	$1,066,607	$1,126,703
Buildings	2,923,406	3,057,072
Improvements	211,327	213,989

	4,201,340	4,397,764
Depreciation	(949,879)	(962,038)

	3,251,461	3,435,726
Construction in progress and land	52,417	53,928

Real estate, net	3,303,878	3,489,654
Cash and restricted cash	73,828	155,894
Receivables, net	43,289	51,396
Other assets, net	164,029	174,832

Total Assets	$3,585,024	$3,871,776
Liabilities and Equity:
Mortgage debt	$2,357,965	$2,501,163
Notes and accrued interest payable to DDR	2,526	1,365
Other liabilities	145,259	156,076

Total Liabilities	2,505,750	2,658,604
Redeemable preferred equity	309,744	345,149
Accumulated equity	769,530	868,023

Total Equity	1,079,274	1,213,172

Total Liabilities and Equity	$3,585,024	$3,871,776

DDR Corp.

Top 20 MSA Exposure

$ and GLA in thousands, excludes RVI
	MSA	# of Properties	Pro Rata GLA	% of PRS GLA	Leased Rate%	Pro Rata ABR	% of PRS ABR	PRS ABR PSF

1	Atlanta-Sandy Springs-Roswell, GA	28	3,462	9.1%	93.7%	$35,610	8.7%	$13.42
2	Chicago-Naperville-Elgin, IL-IN-WI	10	2,581	6.8%	87.3%	34,430	8.4%	$20.86
3	Phoenix-Mesa-Scottsdale, AZ	6	1,816	4.8%	96.9%	23,696	5.8%	$17.84
4	Boston-Cambridge-Newton, MA-NH	2	1,423	3.8%	95.6%	22,755	5.5%	$25.13
5	Columbus, OH	8	1,998	5.3%	97.9%	22,694	5.5%	$15.87
6	Charlotte-Concord-Gastonia, NC-SC	7	2,295	6.1%	93.1%	21,408	5.2%	$15.83
7	Denver-Aurora-Lakewood, CO	6	2,301	6.1%	88.1%	20,576	5.0%	$17.88
8	Orlando-Kissimmee-Sanford, FL	10	1,707	4.5%	97.5%	20,502	5.0%	$17.80
9	Trenton, NJ	2	2,087	5.5%	98.2%	19,499	4.7%	$18.07
10	Miami-Fort Lauderdale-West Palm Beach, FL	11	1,177	3.1%	97.1%	17,353	4.2%	$21.06
11	San Antonio-New Braunfels, TX	3	1,717	4.5%	87.6%	15,157	3.7%	$19.59
12	Los Angeles-Long Beach-Anaheim, CA	4	1,122	3.0%	94.4%	14,857	3.6%	$22.11
13	Kansas City, MO-KS	2	1,324	3.5%	98.8%	11,191	2.7%	$14.07
14	Hartford-West Hartford-East Hartford, CT	3	953	2.5%	95.8%	10,236	2.5%	$13.96
15	New York-Newark-Jersey City, NY-NJ-PA	8	1,372	3.6%	89.2%	9,910	2.4%	$18.16
16	Cincinnati, OH-KY-IN	3	907	2.4%	100.0%	9,719	2.4%	$17.57
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	574	1.5%	88.6%	9,593	2.3%	$19.92
18	Portland-Vancouver-Hillsboro, OR-WA	2	779	2.1%	95.6%	8,603	2.1%	$18.61
19	Tampa-St. Petersburg-Clearwater, FL	9	1,250	3.3%	90.2%	8,016	1.9%	$12.11
20	San Francisco-Oakland-Hayward, CA	3	230	0.6%	94.6%	7,330	1.8%	$36.19
	Other	77	6,784	17.9%	92.6%	68,214	16.6%	$15.09

	Total	208	37,859	100.0%	93.6%	$411,349	100.0%	$17.16

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	River Ridge	Birmingham	Birmingham	AL	2001	2007	15%	TIAA	172	350	$16.50	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Valley Bend	Huntsville	Huntsville	AL	2002	2014	5%	BREDDR III	425	777	$15.08	Barnes & Noble, Bed Bath & Beyond, Carmike Cinemas (U), Dick’s Sporting Goods, Hobby Lobby, Kohl’s (U), Marshalls, Target (U)
3	Westside Centre	Huntsville	Huntsville	AL	2002	2007	15%	TIAA	477	667	$11.74	Altitude Trampoline Park, Big Lots, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
4	Dimond Crossing	Anchorage	Anchorage	AK	1981	2014	5%	BREDDR III	82	82	$16.08	Bed Bath & Beyond, PetSmart
5	SanTan Village Marketplace	Phoenix	Gilbert	AZ	2005	2014	5%	BREDDR III	286	690	$16.42	Bed Bath & Beyond, Big Lots, DSW, Jo-Ann, Marshalls, Sam’s Club (U), Walmart (U)
6	Ahwatukee Foothills Towne Center	Phoenix	Phoenix	AZ	2013	1998	100%		688	703	$17.83	AMC Theatres, Babies “R” Us, Best Buy, Burlington, HomeGoods, Jo-Ann, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
7	Arrowhead Crossing	Phoenix	Phoenix	AZ	1995	1996	100%		345	416	$16.30	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
8	Deer Valley Towne Center	Phoenix	Phoenix	AZ	1996	1999	100%		197	460	$19.64	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
9	Paradise Village Gateway	Phoenix	Phoenix	AZ	2004	2003	67%	OTHER	295	295	$17.62	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
10	Plaza at Power Marketplace	Phoenix	Queen Creek	AZ	2007	2014	5%	BREDDR III	71	105	$20.95	LA Fitness
11	Shops at Prescott Gateway	Prescott	Prescott	AZ	2012	2014	5%	BREDDR III	35	35	$30.16	Trader Joe’s
12	Silverado Plaza	Tucson	Tucson	AZ	1999	2014	5%	BREDDR III	78	79	$9.35	Safeway
13	Walgreens	Fayetteville	Springdale	AR	2009	2014	5%	BREDDR III	15	15	$26.80	—
14	Sherwood Retail Center	Little Rock	Sherwood	AR	1986	2014	5%	BREDDR III	123	194	$4.22	Mardel, Tractor Supply Company
15	Buena Park Place	Los Angeles	Buena Park	CA	2009	2004	100%		215	246	$14.98	Aldi, Kohl’s, Michaels
16	Falcon Ridge Town Center	Los Angeles	Fontana	CA	2005	2013	100%		291	438	$22.81	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
17	The Pike Outlets	Los Angeles	Long Beach	CA	2015	DEV	100%		392	392	$22.08	Cinemark, H & M, Nike, Restoration Hardware
18	Eastland Center	Los Angeles	West Covina	CA	1957	2014	5%	BREDDR III	811	911	$13.88	Albertsons, Ashley Furniture HomeStore, Burlington, Dick’s Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
19	Ridge at Creekside	Sacramento	Roseville	CA	2007	2014	100%		275	289	$22.27	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy’s Furniture Gallery, REI
20	Vista Village	San Diego	Vista	CA	2007	2013	100%		194	235	$24.35	Cinepolis, Frazier Farms, Lowe’s (U), Staples (U)
21	Whole Foods at Bay Place	San Francisco	Oakland	CA	2006	2013	100%		57	57	$46.39	Whole Foods
22	Hilltop Plaza	San Francisco	Richmond	CA	2000	2002	20%	DDRM	251	251	$17.49	99 Cents Only, Century Theatre, dd’s Discounts, Ross Dress for Less
23	1000 Van Ness	San Francisco	San Francisco	CA	1998	2002	100%		122	122	$35.87	AMC Theatres, The Studio Mix
24	Cornerstar	Denver	Aurora	CO	2008	2014	5%	BREDDR III	430	585	$19.02	24 Hour Fitness, Cornerstar Wine & Liquor, Dick’s Sporting Goods, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
25	Centennial Promenade	Denver	Centennial	CO	2002	1997	100%		418	827	$19.19	Cavender’s, Conn’s, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Toys “R” Us
26	Chapel Hills	Denver	Colorado Springs	CO	2000	2011	100%		446	541	$13.42	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
27	University Hills	Denver	Denver	CO	1997	2003	100%		243	260	$19.31	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
28	Denver West Plaza	Denver	Lakewood	CO	2002	2014	5%	BREDDR III	71	75	$17.29	Best Buy
29	Flatacres Marketcenter/Parker Pavilions	Denver	Parker	CO	2003	2003	100%		232	641	$19.46	Bed Bath & Beyond, Home Depot (U), Kohl’s (U), Michaels, Office Depot, Walmart (U)
30	Guilford Commons	Hartford	Guilford	CT	2015	DEV	100%		123	123	$16.04	Bed Bath & Beyond, The Fresh Market
31	Connecticut Commons	Hartford	Plainville	CT	2013	DEV	100%		562	562	$13.18	A.C. Moore, AMC Theatres, Dick’s Sporting Goods, DSW, Kohl’s, Lowe’s, Marshalls, Old Navy, PetSmart
32	Windsor Court	Hartford	Windsor	CT	1993	2007	100%		79	268	$18.76	Stop & Shop, Target (U)
33	Northpoint Shopping Center	Fort Myers	Cape Coral	FL	2008	2014	5%	BREDDR III	112	116	$13.13	Bed Bath & Beyond, Michaels, PetSmart
34	Cypress Trace	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	276	276	$10.58	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
35	Market Square	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	119	406	$15.91	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
36	The Forum	Fort Myers	Fort Myers	FL	2008	2014	5%	BREDDR III	190	458	$16.43	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
37	Shoppes at Paradise Pointe	Fort Walton Beach	Fort Walton Beach	FL	2000	2007	20%	DDRM	84	84	$11.97	Publix
38	Melbourne Shopping Center	Melbourne	Melbourne	FL	1999	2007	20%	DDRM	210	210	$7.32	Big Lots, Publix
39	Aberdeen Square	Miami	Boynton Beach	FL	1990	2007	20%	DDRM	71	71	$10.13	Publix
40	Village Square at Golf	Miami	Boynton Beach	FL	2002	2007	20%	DDRM	135	135	$14.79	Publix
41	Sheridan Square	Miami	Dania	FL	1991	2007	20%	DDRM	67	67	$10.74	Walmart Neighborhood Market
42	Concourse Village	Miami	Jupiter	FL	2004	2015	5%	BREDDR IV	134	134	$16.78	Ross Dress for Less, T.J. Maxx
43	The Shops at Midtown Miami	Miami	Miami	FL	2006	DEV	100%		467	467	$19.74	Dick’s Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
44	Fountains of Miramar	Miami	Miramar	FL	2005	2015	5%	BREDDR IV	139	251	$19.99	Home Depot (U), HomeGoods, Marshalls, Ross Dress for Less
45	River Run	Miami	Miramar	FL	1989	2007	20%	DDRM	94	107	$13.36	Publix
46	Northlake Commons	Miami	Palm Beach Gardens	FL	2003	2007	20%	DDRM	124	245	$14.07	Home Depot (U), Jo-Ann, Ross Dress for Less
47	Flamingo Falls	Miami	Pembroke Pines	FL	2001	2007	20%	DDRM	109	148	$21.49	LA Fitness (U), The Fresh Market
48	The Fountains	Miami	Plantation	FL	2010	2007	100%		431	490	$16.33	Dick’s Sporting Goods, Jo-Ann, Kohl’s, Marshalls/HomeGoods, Total Wine & More
49	Midway Plaza	Miami	Tamarac	FL	1985	2007	20%	DDRM	228	228	$13.14	Publix, Ross Dress for Less
50	Carillon Place	Naples	Naples	FL	1994	1995	100%		268	283	$15.19	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
51	Countryside Shoppes	Naples	Naples	FL	1997	2007	20%	DDRM	74	74	$16.64	—
52	Heather Island	Ocala	Ocala	FL	2005	2007	20%	DDRM	71	71	$11.26	Publix
53	Casselberry Commons	Orlando	Casselberry	FL	2010	2007	20%	DDRM	245	248	$14.03	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
54	Shoppes of Lake Mary	Orlando	Lake Mary	FL	2001	2007	15%	TIAA	74	246	$23.56	Publix (U), Staples, Target (U)
55	West Oaks Town Center	Orlando	Ocoee	FL	2000	2007	20%	DDRM	67	112	$15.30	Best Buy (U), Michaels
56	Chickasaw Trail Shopping Center	Orlando	Orlando	FL	1994	2007	20%	DDRM	75	81	$12.06	Publix
57	Conway Plaza	Orlando	Orlando	FL	1999	2007	20%	DDRM	118	118	$10.41	Publix
58	Lee Vista Promenade	Orlando	Orlando	FL	2016	DEV	100%		309	309	$16.24	Academy Sports, Beall’s Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
59	Millenia Crossing	Orlando	Orlando	FL	2009	2015	5%	BREDDR IV	100	100	$28.40	Nordstrom Rack
60	Skyview Plaza	Orlando	Orlando	FL	1998	2007	20%	DDRM	263	263	$10.74	dd’s Discounts, Fallas Paredes, Gooodwill, Publix, Ross Dress for Less
61	Oviedo Park Crossing	Orlando	Oviedo	FL	1999	DEV	20%		186	321	$11.09	Bed Bath & Beyond, Lowe’s (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
62	Winter Garden Village	Orlando	Winter Garden	FL	2007	2013	100%		758	1,127	$19.60	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe’s (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
63	Tradewinds Shopping Center	Pensacola	Pensacola	FL	1985	2014	5%	BREDDR III	179	195	$10.34	Jo-Ann, T.J. Maxx/HomeGoods
64	Cortez Plaza	Sarasota	Bradenton	FL	2015	2007	100%		274	274	$12.79	Burlington, LA Fitness, PetSmart
65	Creekwood Crossing	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	235	397	$11.10	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe’s (U)
66	Capital West	Tallahassee	Tallahassee	FL	2004	2003	100%		88	272	$9.00	Bealls Outlet, Ross Dress for Less, Walmart (U)
67	Killearn Shopping Center	Tallahassee	Tallahassee	FL	1980	2007	20%	DDRM	95	95	$14.13	Hobby Lobby
68	Kmart Shopping Center	Tampa	Brandon	FL	2003	IPO	100%		232	232	$3.72	Kane Furniture, Kmart
69	Lake Brandon Plaza	Tampa	Brandon	FL	2014	2009	100%		178	198	$13.84	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
70	Lake Brandon Village	Tampa	Brandon	FL	2004	2003	100%		114	256	$14.40	buybuy BABY, Lowe’s (U), PetSmart
71	Shoppes at Golden Acres	Tampa	New Port Richey	FL	2002	2007	20%	DDRM	131	131	$11.27	Publix
72	The Shoppes of Boot Ranch	Tampa	Palm Harbor	FL	1990	1995	100%		52	229	$24.54	Publix (U), Target (U)
73	Nature Coast Commons	Tampa	Spring Hill	FL	2009	2014	5%	BREDDR III	226	549	$16.18	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
74	North Pointe Plaza	Tampa	Tampa	FL	1990	IPO	20%	DDRM	108	226	$14.03	Publix, Walmart (U)
75	Tarpon Square	Tampa	Tarpon Springs	FL	1998	IPO	100%		115	199	$12.91	Bealls Outlet, Big Lots, Staples, Walmart (U)
76	The Shoppes at New Tampa	Tampa	Wesley Chapel	FL	2002	2007	20%	DDRM	159	188	$13.30	Bealls, Office Depot (U), Publix
77	Century Town Center	Vero Beach	Vero Beach	FL	2008	2014	5%	BREDDR III	107	117	$14.37	Marshalls/HomeGoods
78	Brookhaven Plaza	Atlanta	Atlanta	GA	1993	2007	20%	SAU	70	70	$20.19	Stein Mart
79	Cascade Corners	Atlanta	Atlanta	GA	1993	2007	20%	SAU	67	67	$7.04	Kroger
80	Cascade Crossing	Atlanta	Atlanta	GA	1994	2007	20%	SAU	63	63	$10.11	Publix
81	Perimeter Pointe	Atlanta	Atlanta	GA	2002	1995	100%		353	353	$17.65	Babies “R” Us, Dick’s Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
82	Marketplace at Millcreek	Atlanta	Buford	GA	2003	2007	15%	TIAA	402	533	$13.06	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
83	Hickory Flat Village	Atlanta	Canton	GA	2000	2007	20%	SAU	74	88	$13.08	Publix
84	Riverstone Plaza	Atlanta	Canton	GA	1998	2007	20%	DDRM	308	335	$12.03	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
85	Cumming Marketplace	Atlanta	Cumming	GA	1999	2003	100%		311	709	$12.54	ApplianceSmart, Home Depot (U), Lowe’s, Michaels, OfficeMax, Walmart (U)
86	Cumming Town Center	Atlanta	Cumming	GA	2007	2013	100%		311	311	$15.21	Ashley Furniture HomeStore, Best Buy, Dick’s Sporting Goods, Staples, T.J. Maxx/HomeGoods
87	Sharon Greens	Atlanta	Cumming	GA	2001	2007	20%	DDRM	98	101	$11.83	Kroger
88	Flat Shoals Crossing	Atlanta	Decatur	GA	1994	2007	20%	SAU	70	70	$10.35	Publix
89	Hairston Crossing	Atlanta	Decatur	GA	2002	2007	20%	DDRM	58	58	$11.52	—
90	Market Square	Atlanta	Douglasville	GA	1990	2007	20%	OTHER	125	125	$10.46	Bargain Hunt
91	Camp Creek Marketplace	Atlanta	East Point	GA	2003	2014	5%	BREDDR III	424	719	$16.15	Beauty Master, BJ’s Wholesale Club, Lowe’s (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
92	Paradise Shoppes of Ellenwood	Atlanta	Ellenwood	GA	2003	2007	20%	DDRM	68	68	$11.21	—
93	Fayette Pavilion	Atlanta	Fayetteville	GA	2002	2007	15%	TIAA	1,242	1,506	$9.22	Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick’s Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl’s, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us, Walmart
94	Clearwater Crossing	Atlanta	Flowery Branch	GA	2003	2007	20%	DDRM	91	91	$12.36	Kroger
95	Stonebridge Village	Atlanta	Flowery Branch	GA	2008	2014	5%	BREDDR III	157	504	$16.79	Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
96	Barrett Pavilion	Atlanta	Kennesaw	GA	1998	2007	15%	TIAA	459	584	$16.02	AMC Theatres, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
97	Towne Center Prado	Atlanta	Marietta	GA	2002	1995	100%		287	327	$13.30	Publix, Ross Dress for Less, Stein Mart
98	Newnan Pavilion	Atlanta	Newnan	GA	2013	2007	15%	TIAA	468	468	$8.11	Academy Sports, Aldi, Home Depot, Kohl’s, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
99	Sandy Plains Village	Atlanta	Roswell	GA	2013	2007	100%		174	174	$14.62	Movie Tavern
100	Heritage Pavilion	Atlanta	Smyrna	GA	1995	2007	15%	TIAA	256	256	$14.01	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
101	Presidential Commons	Atlanta	Snellville	GA	2000	2007	100%		376	376	$11.66	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
102	Deshon Plaza	Atlanta	Stone Mountain	GA	1994	2007	20%	SAU	64	64	$11.34	Publix
103	Johns Creek Town Center	Atlanta	Suwanee	GA	2004	2003	100%		293	293	$14.25	Kohl’s, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
104	Cofer Crossing	Atlanta	Tucker	GA	2003	2003	20%	DDRM	136	278	$8.46	HomeGoods, Kroger, Walmart (U)
105	Woodstock Square	Atlanta	Woodstock	GA	2001	2007	15%	TIAA	219	400	$14.35	Kohl’s, OfficeMax, Old Navy, Target (U)
106	Glynn Isles	Brunswick	Brunswick	GA	2007	2014	5%	BREDDR III	193	517	$16.18	Ashley Furniture HomeStore (U), Dick’s Sporting Goods, Lowe’s (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
107	Eisenhower Crossing	Macon	Macon	GA	2002	2007	15%	TIAA	420	722	$10.30	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
108	3030 North Broadway	Chicago	Chicago	IL	2016	2017	100%		132	132	$34.35	Mariano’s, XSport Fitness
109	The Maxwell	Chicago	Chicago	IL	2014	2014	100%		240	240	$26.79	Burlington, Dick’s Sporting Goods, Nordstrom Rack, T.J. Maxx

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
110	Deer Park Town Center	Chicago	Deer Park	IL	2004	DEV	50%	OTHER	356	406	$31.41	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
111	Hillside Town Center	Chicago	Hillside	IL	2009	2014	5%	BREDDR III	165	365	$16.42	HomeGoods, Michaels, Ross Dress for Less, Target (U)
112	The Shops at Fox River	Chicago	McHenry	IL	2006	DEV	100%		341	444	$13.14	Bed Bath & Beyond, Dick’s Sporting Goods, JCPenney (U), PetSmart, Ross Dress for Less, T.J. Maxx
113	Prairie Market	Chicago	Oswego	IL	2007	2014	5%	BREDDR III	113	679	$22.40	Aldi, Best Buy (U), Dick’s Sporting Goods (U), Hobby Lobby (U), Kohl’s (U), PetSmart, Walmart (U)
114	Woodfield Village Green	Chicago	Schaumburg	IL	2015	1995	100%		526	692	$20.10	At Home, Bloomingdale’s the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe’s
115	Village Crossing	Chicago	Skokie	IL	1989	2007	15%		722	722	$18.38	AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
116	Brookside Marketplace	Chicago	Tinley Park	IL	2013	2012	100%	TIAA	317	602	$15.26	Best Buy, Dick’s Sporting Goods, HomeGoods, Kohl’s (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
117	Highland Grove Shopping Center	Chicago	Highland	IN	2001	2007	20%	DDRM	312	541	$14.86	Best Buy (U), Dick’s Sporting Goods (U), Kohl’s, Marshalls, Michaels, Target (U)
118	Merriam Village	Kansas City	Merriam	KS	2005	2004	100%		418	921	$13.53	Cinemark, Dick’s Sporting Goods, Hen House Market, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
119	Duvall Village	Wash DC	Bowie	MD	1998	2007	100%		88	88	$20.68	—
120	Harundale Plaza	Baltimore	Glen Burnie	MD	1999	2007	20%	OTHER	218	218	$9.77	Burlington, HomeGoods, Regency Furniture
121	Largo Town Center	Wash DC	Upper Marlboro	MD	1991	2007	20%	OTHER	277	281	$15.74	Marshalls, Regency Furniture, Shoppers Food Warehouse
122	The Commons	Salisbury	Salisbury	MD	1999	DEV	100%		130	350	$14.34	Best Buy, Home Depot (U), Michaels, Target (U)
123	Gateway Center	Boston	Everett	MA	2001	DEV	100%		354	640	$16.20	Babies “R” Us, Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
124	Shoppers World	Boston	Framingham	MA	1994	1995	100%		783	783	$24.91	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl’s, Macy’s Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx, Toys “R” Us
125	Riverdale Shops	Springfield	West Springfield	MA	2003	2007	20%	DDRM	274	274	$14.88	Kohl’s, Stop & Shop
126	Waterside Marketplace	Detroit	Chesterfield	MI	2007	2014	5%	BREDDR III	291	547	$13.54	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, JCPenney (U), Jo-Ann, Lowe’s (U), T.J. Maxx
127	Valley Center	Saginaw	Saginaw	MI	1994	2014	5%	BREDDR III	409	419	$9.87	Babies “R” Us, Barnes & Noble, Burlington, Dick’s Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
128	Independence Commons	Kansas City	Independence	MO	1999	1995	100%		386	403	$14.93	AMC Theatres, Barnes & Noble, Best Buy, Kohl’s, Marshalls, Ross Dress for Less
129	The Promenade at Brentwood	St Louis	Brentwood	MO	1998	1998	100%		338	338	$15.20	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe’s
130	East Hanover Plaza	New York	East Hanover	NJ	1994	2007	100%		98	359	$19.80	Costco (U), HomeGoods, HomeSense, Target (U)
131	Edgewater Towne Center	New York	Edgewater	NJ	2000	2007	100%		78	78	$27.57	Whole Foods
132	Freehold Marketplace	New York	Freehold	NJ	2005	DEV	100%		21	359	$33.27	Sam’s Club (U), Walmart (U)
133	Lewandowski Commons	New York	Lyndhurst	NJ	1998	2007	20%	SAU	78	78	$22.82	Stop & Shop
134	Route 22 Retail Center	New York	Union	NJ	1997	2007	100%		112	237	$18.80	Babies “R” Us, Dick’s Sporting Goods, Target (U)
135	Consumer Centre	New York	West Long Branch	NJ	1993	2004	100%		292	292	$13.26	buybuy BABY, Home Depot, PetSmart
136	West Falls Plaza	New York	Woodland Park	NJ	1995	2007	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
137	Crossroads Plaza	Philadelphia	Lumberton	NJ	2003	2007	20%	DDRM	100	215	$18.28	Lowe’s (U), ShopRite
138	Hamilton Marketplace	Trenton	Hamilton	NJ	2004	2003	100%		542	970	$18.22	Barnes & Noble, Bed Bath & Beyond, BJ’s Wholesale Club (U), Kohl’s, Lowe’s (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
139	Nassau Park Pavilion	Trenton	Princeton	NJ	2005	1997	100%		609	1,117	$16.67	Babies “R” Us, Best Buy, buybuy BABY, Dick’s Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Target (U), Walmart (U), Wegmans
140	The Hub	New York	Hempstead	NY	2001	2015	5%	BREDDR IV	249	249	$13.92	Home Depot, Super Stop & Shop
141	Belgate Shopping Center	Charlotte	Charlotte	NC	2017	DEV	100%		262	883	$13.93	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
142	Carolina Pavilion	Charlotte	Charlotte	NC	1997	2012	100%		726	871	$13.79	AMC Theatres, Babies “R” Us, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn’s, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
143	Cotswold Village	Charlotte	Charlotte	NC	2013	2011	100%		263	263	$22.59	Harris Teeter, Marshalls, PetSmart
144	The Shops at the Fresh Market	Charlotte	Cornelius	NC	2001	2007	100%		130	130	$12.08	Stein Mart, The Fresh Market
145	Birkdale Village	Charlotte	Huntersville	NC	2003	2007	15%	TIAA	300	388	$28.09	Barnes & Noble, Dick’s Sporting Goods, Regal Cinemas (U)
146	Rosedale Shopping Center	Charlotte	Huntersville	NC	2000	2007	20%	DDRM	119	119	$17.41	Harris Teeter
147	Winslow Bay Commons	Charlotte	Mooresville	NC	2003	2007	15%	TIAA	268	442	$14.53	Dick’s Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
148	Fayetteville Pavilion	Fayetteville	Fayetteville	NC	2001	2007	20%	DDRM	274	274	$12.69	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
149	Shoppes at Oliver’s Crossing	Greensboro	Winston Salem	NC	2003	2007	20%	DDRM	77	77	$13.44	Lowes Foods
150	Meadowmont Village	Raleigh	Chapel Hill	NC	2002	2007	20%	DDRM	132	132	$20.53	Harris Teeter
151	Clayton Corners	Raleigh	Clayton	NC	1999	2007	20%	DDRM	126	126	$12.39	Lowes Foods
152	Sexton Commons	Raleigh	Fuquay Varina	NC	2002	2007	20%	DDRM	49	49	$17.56	Harris Teeter
153	Alexander Place	Raleigh	Raleigh	NC	2004	2007	15%	TIAA	198	408	$16.78	Kohl’s, Walmart (U)
154	Poyner Place	Raleigh	Raleigh	NC	2012	2012	100%		254	434	$16.20	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us
155	University Centre	Wilmington	Wilmington	NC	2001	IPO	100%		418	525	$10.96	Bed Bath & Beyond, Lowe’s, Old Navy, Ollie’s Bargain Outlet, Ross Dress for Less, Sam’s Club (U)
156	CVS	Bellevue	Bellevue	OH	1998	2014	5%	BREDDR III	10	10	$14.46	—
157	Kenwood Square	Cincinnati	Cincinnati	OH	2017	2013	100%		427	461	$18.62	Dick’s Sporting Goods, Macy’s Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market, Toys “R” Us/Babies “R” Us
158	Western Hills Square	Cincinnati	Cincinnati	OH	1998	2014	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
159	Waterstone Center	Cincinnati	Mason	OH	1998	2014	100%		162	433	$16.20	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
160	Stow Community Center	Cleveland	Stow	OH	2008	DEV	100%		401	503	$11.17	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl’s, OfficeMax, Target (U)
161	West Bay Plaza	Cleveland	Westlake	OH	2000	IPO	100%		158	158	$14.27	Marc’s
162	Easton Market	Columbus	Columbus	OH	2013	1998	100%		502	552	$16.14	Bed Bath & Beyond, buybuy BABY, DSW, Michaels, Nordstrom Rack, PetSmart, Staples, T.J. Maxx, Value City Furniture
163	Hilliard Rome Commons	Columbus	Columbus	OH	2001	2007	20%	DDRM	111	111	$14.60	—
164	Lennox Town Center	Columbus	Columbus	OH	1997	1998	50%	OTHER	374	374	$12.26	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
165	Polaris Towne Center	Columbus	Columbus	OH	1999	2011	100%		458	730	$16.58	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe’s (U), OfficeMax, T.J. Maxx, Target (U)
166	Sun Center	Columbus	Columbus	OH	1995	1998	79%	OTHER	316	418	$14.45	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
167	Perimeter Center	Columbus	Dublin	OH	1996	1998	100%		136	136	$16.63	Giant Eagle
168	Derby Square	Columbus	Grove City	OH	1992	1998	20%	DDRM	125	134	$10.78	Giant Eagle
169	Powell Center	Columbus	Lewis Center	OH	2000	2014	5%	BREDDR III	202	233	$13.37	Giant Eagle, HomeGoods, Marshalls, Michaels
170	Shoppes on South Main	Toledo	Bowling Green	OH	1978	2014	5%	BREDDR III	111	222	$11.03	Home Depot (U), T.J. Maxx
171	North Towne Commons	Toledo	Toledo	OH	1995	2004	100%		80	295		Kroger (U), T.J. Maxx (U), Target (U)
172	Springfield Commons	Toledo	Toledo	OH	1999	DEV	20%	DDRM	272	272	$11.32	Babies “R” Us, Bed Bath & Beyond, Kohl’s, Old Navy
173	Tanasbourne Town Center	Portland	Portland	OR	2001	1996	100%		309	570	$19.90	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
174	Southmont Plaza	Allentown	Easton	PA	2004	2015	5%	BREDDR IV	251	386	$15.59	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Lowe’s (U), Michaels, Staples
175	Ashbridge Square	Philadelphia	Downingtown	PA	1999	2015	5%	BREDDR IV	386	386	$11.05	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
176	Overlook at King of Prussia	Philadelphia	King Of Prussia	PA	2002	2007	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
177	Widewater Commons	Uniontown	Uniontown	PA	2008	2014	5%	BREDDR III	47	171	$14.35	PetSmart, Target (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
178	Warwick Center	Providence	Warwick	RI	2004	2007	15%	TIAA	153	153	$19.14	Barnes & Noble, DSW
179	Ashley Crossing	Charleston	Charleston	SC	2011	2003	100%		208	217	$9.86	Food Lion, Jo-Ann, Kohl’s, Marshalls
180	Wando Crossing	Charleston	Mount Pleasant	SC	2000	1995	100%		205	326	$13.86	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
181	Columbiana Station	Columbia	Columbia	SC	2003	2007	15%	TIAA	375	436	$17.02	buybuy BABY, Columbia Grand Theatre (U), Dick’s Sporting Goods, Michaels, PetSmart
182	Midtowne Park	Greenville	Anderson	SC	2008	2014	5%	BREDDR III	167	174	$11.64	Dick’s Sporting Goods, Kohl’s, Staples
183	Hobby Lobby Center	Greenville	Greenville	SC	2004	2014	5%	BREDDR III	69	268	$9.14	Hobby Lobby, Walmart (U)
184	The Point	Greenville	Greenville	SC	2005	2007	20%	SAU	104	104	$17.56	REI, Whole Foods
185	The Plaza at Carolina Forest	Myrtle Beach	Myrtle Beach	SC	1999	2007	20%	SAU	138	141	$13.24	Kroger
186	Pavilion of Turkey Creek	Knoxville	Knoxville	TN	2001	2007	15%	TIAA	277	658	$14.92	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
187	Town & Country Commons	Knoxville	Knoxville	TN	1997	2007	15%	TIAA	655	655	$10.82	Bargain Hunt, Best Buy, Conn’s, Dick’s Sporting Goods, Jo-Ann, Knoxville 16, Lowe’s, Staples, Tuesday Morning
188	American Way	Memphis	Memphis	TN	1988	2007	20%	SAU	110	110	$7.67	—
189	Crossroads Square	Morristown	Morristown	TN	2004	2007	20%	SAU	70	95	$6.60	Bargain Hunt, OfficeMax (U)
190	Cool Springs Pointe	Nashville	Brentwood	TN	2004	2000	100%		198	198	$15.68	Best Buy, Ross Dress for Less, Royal Furniture
191	Bellevue Place	Nashville	Nashville	TN	2003	2007	15%	TIAA	77	192	$11.65	Bed Bath & Beyond, Home Depot (U)
192	McAlister Square	Dallas	Burleson	TX	2007	2014	5%	BREDDR III	169	169	$11.33	Academy Sports, Party City
193	Cedar Hill Village	Dallas	Cedar Hill	TX	2002	2014	5%	BREDDR III	44	142	$18.64	24 Hour Fitness, JCPenney (U)
194	Eastchase Market	Dallas-FTW	Fort Worth	TX	1997	2014	5%	BREDDR III	262	420	$11.66	Aldi (U), AMC Theatres, Burke’s Outlet, Marshalls, Ross Dress for Less, Spec’s Wine, Spirits, & Finer Foods, Target (U)
195	The Marketplace at Highland Village	Dallas-FTW	Highland Village	TX	2007	2013	100%		207	451	$17.48	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
196	Bandera Pointe	San Antonio	San Antonio	TX	2002	DEV	100%		500	851	$13.27	Barnes & Noble, Gold’s Gym, Jo-Ann, Kohl’s (U), Lowe’s, Old Navy, PetSmart, Ross Dress for Less, Spec’s Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U)
197	Terrell Plaza	San Antonio	San Antonio	TX	2012	2007	100%		108	243	$19.85	Ross Dress for Less, Target (U)
198	Village at Stone Oak	San Antonio	San Antonio	TX	2007	DEV	100%		448	623	$21.65	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
199	Fairfax Towne Center	Wash DC	Fairfax	VA	1994	1995	100%		253	253	$20.07	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
200	Springfield Center	Wash DC	Springfield	VA	1999	2007	100%		177	177	$22.26	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
201	Creeks at Virginia Centre	Richmond	Glen Allen	VA	2002	2007	15%	TIAA	266	266	$15.69	Barnes & Noble, Bed Bath & Beyond, Dick’s Sporting Goods, Michaels, Ross Dress for Less
202	Commonwealth Center	Richmond	Midlothian	VA	2002	2007	100%		166	166	$16.56	Michaels, Stein Mart, The Fresh Market
203	Downtown Short Pump	Richmond	Richmond	VA	2000	2007	100%		126	252	$22.57	American Family Fitness (U), Barnes & Noble, Regal Cinemas & Skate Nation (U)
204	White Oak Village	Richmond	Richmond	VA	2008	2014	5%	BREDDR III	432	956	$15.86	JCPenney, K&G Fashion Superstore, Lowe’s (U), Michaels, PetSmart, Publix, Target (U)
205	Kroger Plaza	Virginia Beach	Virginia Beach	VA	1997	2007	20%	SAU	68	86	$3.89	Kroger
206	Apple Blossom Corners	Winchester	Winchester	VA	1997	IPO	20%	DDRM	243	243	$11.34	Books-A-Million, HomeGoods, Kohl’s, Martin’s
207	Winchester Station	Winchester	Winchester	VA	2005	2014	5%	BREDDR III	183	417	$15.57	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
208	Orchards Market Center	Portland	Vancouver	WA	2005	2013	100%		178	209	$16.54	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman’s Warehouse
			Total						48,783	68,630
DEV—Property Developed by the Company				BREDDR III—BRE DDR Retail Holdings III
IPO—Original IPO Property				BREDDR IV—BRE DDR Retail Holdings IV
Note: (U) indicates unowned				DDRM—DDRM Properties
				SAU—DDR-SAU Retail Fund
				TIAA—DDRTC Core Retail Fund

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	2002	2016	100%	233	277	$18.16	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
2	Tucson Spectrum	Tucson	Tucson	AZ	2008	2012	100%	717	970	$14.61	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
3	Homestead Pavilion	Miami	Homestead	FL	2008	2008	100%	300	391	$18.49	Bed Bath & Beyond, Kohl’s (U), Michaels, Ross Dress for Less
4	Tequesta Shoppes	Miami	Tequesta	FL	2014	2007	100%	110	119	$11.65	Marshalls
5	International Drive Value Center	Orlando	Orlando	FL	1995	2015	100%	186	192	$10.42	Bed Bath & Beyond, dd’s Discounts, Ross Dress for Less, T.J. Maxx
6	Millenia Plaza	Orlando	Orlando	FL	2001	2015	100%	412	412	$10.82	BJ’s Wholesale Club, Dick’s Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys “R” Us/Babies “R” Us
7	Lake Walden Square	Tampa	Plant City	FL	2013	2007	100%	245	245	$11.97	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
8	Mariner Square	Tampa	Spring Hill	FL	1997	IPO	100%	194	519	$9.60	Bealls, Ross Dress for Less, Sam’s Club (U), Walmart (U)
9	The Walk at Highwoods Preserve	Tampa	Tampa	FL	2001	2007	100%	138	232	$15.95	Best Buy, HomeGoods, Michaels, Muvico (U)
10	Brandon Boulevard Shoppes	Tampa	Valrico	FL	2012	2007	100%	86	89	$15.50	LA Fitness
11	Douglasville Pavilion	Atlanta	Douglasville	GA	1998	2007	100%	266	369	$12.19	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
12	Newnan Crossing	Atlanta	Newnan	GA	1995	2003	100%	223	453	$8.37	Hobby Lobby, Lowe’s, Walmart (U)
13	East Lloyd Commons	Evansville	Evansville	IN	2005	2007	100%	160	160	$13.86	Best Buy, Dick’s Sporting Goods, Michaels
14	Green Ridge Square	Grand Rapids	Grand Rapids	MI	1995	1995	100%	216	407	$13.50	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys “R” Us (U)
15	Grandville Marketplace	Grand Rapids	Grandville	MI	2003	2003	100%	224	372	$10.84	Hobby Lobby, Lowe’s (U), OfficeMax
16	Riverdale Village	Minneapolis	Coon Rapids	MN	2003	DEV	100%	788	968	$15.52	Bed Bath & Beyond, Best Buy, Costco (U), Dick’s Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl’s, Old Navy, T.J. Maxx
17	Maple Grove Crossing	Minneapolis	Maple Grove	MN	2002	1996	100%	262	350	$13.35	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl’s, Michaels
18	Midway Marketplace	Minneapolis	St. Paul	MN	1995	1997	100%	324	487	$8.65	Cub Foods, Herberger’s (U), LA Fitness, T.J. Maxx, Walmart
19	Crossroads Center	Gulfport	Gulfport	MS	1999	2003	100%	555	591	$11.62	Academy Sports, Barnes & Noble, Belk, Burke’s Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
20	Big Oaks Crossing	Tupelo	Tupelo	MS	1992	1994	100%	348	348	$6.13	Jo-Ann, Sam’s Club, Walmart
21	Seabrook Commons	Boston	Seabrook	NH	2014	DEV	100%	175	393	$18.58	Dick’s Sporting Goods, Walmart (U)
22	Hamilton Commons	Atlantic City	Mays Landing	NJ	2001	2004	100%	397	397	$16.73	Bed Bath & Beyond, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
23	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	1997	2004	100%	842	842	$13.41	Babies “R” Us, Best Buy, BJ’s Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick’s Sporting Goods, Just Cabinets, Kohl’s, Michaels, PetSmart, Staples, Target
24	Beaver Creek Crossings	Raleigh	Apex	NC	2006	DEV	100%	321	321	$16.09	Burke’s Outlet, Dick’s Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
25	Great Northern Plaza	Cleveland	North Olmsted	OH	2013	1997	100%	631	669	$13.83	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc’s, PetSmart
26	Uptown Solon	Cleveland	Solon	OH	1998	DEV	100%	182	182	$15.16	Bed Bath & Beyond, Mustard Seed Market & Cafe
27	Gresham Station	Portland	Gresham	OR	2000	2016	100%	342	342	$19.76	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
28	Peach Street Marketplace	Erie	Erie	PA	2012	DEV	100%	721	1,001	$10.18	Babies “R” Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl’s, Lowe’s, Marshalls, PetSmart, Target (U)
29	Silver Spring Square	Harrisburg	Mechanicsburg	PA	2001	2013	100%	343	569	$17.88	Bed Bath & Beyond, Best Buy, Kohl’s (U), Ross Dress for Less, Target (U), Wegmans
30	Noble Town Center	Philadelphia	Jenkintown	PA	1999	2014	100%	168	168	$15.97	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	Owned GLA	Total GLA	ABR PSF	Key Tenants
31	Plaza Isabela	Aguadilla-Isabela	Isabela	PR	1994	2005	100%	259	259	$14.91	Selectos Supermarket, Walmart
32	Plaza Fajardo	Fajardo	Fajardo	PR	2013	2005	100%	274	274	$16.62	Econo, Walmart
33	Plaza Walmart	Guayama	Guayama	PR	1994	2005	100%	164	164	$9.27	Walmart
34	Plaza del Atlántico	San Juan	Arecibo	PR	1993	2005	100%	223	223	$12.26	Capri, Kmart
35	Plaza del Sol	San Juan	Bayamon	PR	2014	2005	100%	601	713	$30.97	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster’s, H & M, Home Depot (U), Old Navy, Walmart
36	Plaza Río Hondo	San Juan	Bayamon	PR	2015	2005	100%	555	555	$25.57	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
37	Plaza Escorial	San Juan	Carolina	PR	1997	2005	100%	524	636	$16.24	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam’s Club, Walmart
38	Plaza Cayey	San Juan	Cayey	PR	2004	2005	100%	313	339	$8.98	Caribbean Cinemas (U), Walmart
39	Plaza del Norte	San Juan	Hatillo	PR	2012	2005	100%	682	699	$22.54	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
40	Plaza Palma Real	San Juan	Humacao	PR	1995	2005	100%	449	449	$15.08	Capri, Marshalls, Pep Boys, Walmart
41	Señorial Plaza	San Juan	Rio Piedras	PR	2010	2005	100%	202	202	$17.90	Pueblo
42	Plaza Vega Baja	San Juan	Vega Baja	PR	1990	2005	100%	185	185	$11.84	Econo
43	Harbison Court	Columbia	Columbia	SC	2015	2002	100%	242	301	$14.84	Babies “R” Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
44	Lowe’s Home Improvement	Nashville	Hendersonville	TN	1999	2003	100%	129	144	$8.83	Lowe’s
45	Kyle Crossing	Austin	Kyle	TX	2010	DEV	100%	121	375	$19.32	Kohl’s (U), Ross Dress for Less, Target (U)
46	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	2001	2003	100%	180	404	$17.05	Cavender’s (U), Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less
47	Willowbrook Plaza	Houston	Houston	TX	2014	2015	100%	385	393	$15.48	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
48	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	1967	2003	100%	203	278	$11.64	Burlington, Pick ‘n Save (U), Ross Dress for Less, Xperience Fitness
49	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	1989	2003	100%	410	410	$9.45	Bob’s Discount Furniture, Burlington, Michaels, OfficeMax, Pick ‘n Save, Ross Dress for Less, T.J. Maxx
50	West Allis Center	Milwaukee	West Allis	WI	1968	2003	100%	264	392	$6.79	Kohl’s, Marshalls/HomeGoods, Menards (U), Pick ‘n Save
			Total					16,471	20,228
DEV—Property Developed by the Company				IPO—Original IPO Property
Note: (U) indicates unowned

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

DDR Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs. The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges and gains are non-recurring. These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs. For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor

DDR Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons). In addition, due to the impact of Hurricane Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs. Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Portfolio Summary at 100%

GLA in thousands
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Shopping Center Summary
Operating Centers – 100%	258	273	286	298	309
Wholly Owned—DDR	132	136	143	148	158
JV Portfolio	126	137	143	150	151
Owned and Ground Lease GLA – 100%	65,253	67,410	71,118	72,686	74,400
Wholly Owned—DDR	40,006	40,951	42,755	43,748	45,322
JV Portfolio – 100%	25,247	26,459	28,363	28,938	29,078
Unowned GLA – 100%	23,605	24,758	26,104	27,352	28,586

Quarterly Operational Overview
DDR (100%)
Base Rent PSF	$15.81	$15.77	$15.53	$15.46	$15.27
Base Rent PSF < 10K	$25.89	$25.67	$25.56	$25.39	$25.18
Base Rent PSF > 10K	$12.89	$12.83	$12.61	$12.54	$12.41
Leased Rate	92.9%	93.1%	93.3%	93.7%	94.4%
Commenced Rate	90.9%	91.4%	91.6%	91.7%	92.6%
Leased Rate < 10K SF	86.5%	87.2%	87.4%	87.6%	88.1%
Leased Rate > 10K SF	94.9%	95.0%	95.2%	95.7%	96.4%
Joint Venture (100%)
Base Rent PSF	$14.54	$14.50	$14.42	$14.34	$14.26
Leased Rate	92.9%	93.1%	93.2%	93.9%	94.7%
Leased Rate < 10K SF	85.4%	86.4%	86.6%	86.9%	87.8%
Leased Rate > 10K SF	95.6%	95.5%	95.4%	96.2%	96.9%

DDR Corp.

Leasing Summary

Wholly Owned at 100%
Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)

New Leases
1Q18	11	53,758	$23.82	$19.06	25.0%	7.9	30	235,393	$17.51	9.0
4Q17	23	150,569	$23.80	$18.80	26.6%	9.5	43	250,068	$21.79	9.3
3Q17	20	69,117	$20.83	$19.66	6.0%	8.4	48	246,839	$18.27	8.9
2Q17	13	140,902	$14.98	$13.49	11.0%	9.4	41	384,089	$16.29	9.6

	67	414,346	$20.31	$17.17	18.3%	9.0	162	1,116,389	$18.22	9.3
Renewals
1Q18	78	736,865	$15.04	$14.53	3.5%	5.2	78	736,865	$15.04	5.2
4Q17	94	794,837	$17.90	$17.45	2.6%	4.8	94	794,837	$17.90	4.8
3Q17	133	1,443,926	$15.49	$14.60	6.1%	5.0	133	1,443,926	$15.49	5.0
2Q17	103	1,416,278	$13.78	$13.05	5.6%	5.2	103	1,416,278	$13.78	5.2

	408	4,391,906	$15.30	$14.60	4.8%	5.0	408	4,391,906	$15.30	5.0
New + Renewals
1Q18	89	790,623	$15.63	$14.84	5.3%	5.5	108	972,258	$15.63	6.2
4Q17	117	945,406	$18.84	$17.67	6.6%	5.7	137	1,044,905	$18.83	6.0
3Q17	153	1,513,043	$15.74	$14.83	6.1%	5.2	181	1,690,765	$15.90	5.6
2Q17	116	1,557,180	$13.89	$13.09	6.1%	5.6	144	1,800,367	$14.32	6.3

	475	4,806,252	$15.73	$14.83	6.1%	5.5	570	5,508,295	$15.89	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)

New Leases
1Q18	228,351	$18.30	$2.23	$3.31	$0.47	$6.01	$12.29	9.0
4Q17	233,103	$22.77	$1.84	$2.27	$0.48	$4.59	$18.18	9.2
3Q17	177,796	$19.45	$2.09	$1.68	$0.61	$4.38	$15.07	8.6
2Q17	235,253	$17.02	$3.29	$4.19	$0.35	$7.83	$9.19	8.6

	874,503	$19.38	$2.37	$2.93	$0.47	$5.77	$13.61	8.9
Renewals
1Q18	736,865	$15.16	$0.04	$0.00	$0.00	$0.04	$15.12	5.2
4Q17	794,837	$18.01	$0.02	$0.00	$0.00	$0.02	$17.99	4.8
3Q17	1,443,926	$15.60	$0.01	$0.00	$0.00	$0.01	$15.59	5.0
2Q17	1,416,278	$13.94	$0.07	$0.00	$0.00	$0.07	$13.87	5.2

	4,391,906	$15.43	$0.04	$0.00	$0.00	$0.04	$15.39	5.0
New + Renewals
1Q18	965,216	$15.90	$0.79	$1.13	$0.16	$2.08	$13.82	6.2
4Q17	1,027,940	$19.09	$0.66	$0.80	$0.17	$1.63	$17.46	5.9
3Q17	1,621,722	$16.02	$0.37	$0.29	$0.10	$0.76	$15.26	5.4
2Q17	1,651,531	$14.38	$0.76	$0.90	$0.08	$1.74	$12.64	5.7

	5,266,409	$16.08	$0.63	$0.75	$0.12	$1.50	$14.58	5.8

DDR Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%
Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)

New Leases
1Q18	23	85,221	$19.51	$19.47	0.2%	6.7	38	171,067	$17.48	7.5
4Q17	21	180,679	$13.20	$13.47	(2.0%)	8.4	49	314,496	$15.30	9.4
3Q17	15	34,850	$24.51	$21.61	13.4%	6.5	28	82,040	$22.22	7.4
2Q17	15	55,828	$17.93	$20.06	(10.6%)	7.6	32	198,554	$15.70	9.9

	74	356,578	$16.55	$16.73	(1.1%)	7.5	147	766,157	$16.63	8.8
Renewals
1Q18	85	656,262	$15.67	$14.93	5.0%	5.4	85	656,262	$15.67	5.4
4Q17	92	720,953	$13.26	$13.08	1.4%	4.6	92	720,953	$13.26	4.6
3Q17	106	725,176	$16.85	$15.85	6.3%	5.4	106	725,176	$16.85	5.4
2Q17	82	684,452	$14.38	$13.64	5.4%	4.8	82	684,452	$14.38	4.8

	365	2,786,843	$15.04	$14.37	4.7%	5.1	365	2,786,843	$15.04	5.1
New + Renewals
1Q18	108	741,483	$16.11	$15.45	4.3%	5.6	123	827,329	$16.04	5.9
4Q17	113	901,632	$13.25	$13.16	0.7%	5.3	141	1,035,449	$13.88	6.2
3Q17	121	760,026	$17.20	$16.11	6.8%	5.5	134	807,216	$17.40	5.7
2Q17	97	740,280	$14.65	$14.12	3.8%	5.1	114	883,006	$14.68	6.1

	439	3,143,421	$15.21	$14.64	3.9%	5.4	512	3,553,000	$15.38	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q18	171,067	$18.24	$2.95	$3.19	$0.82	$6.96	$11.28	7.5
4Q17	312,496	$15.97	$1.82	$1.46	$0.23	$3.51	$12.46	9.4
3Q17	82,040	$23.81	$3.49	$1.03	$0.57	$5.09	$18.72	7.4
2Q17	198,554	$16.88	$4.08	$0.84	$0.37	$5.29	$11.59	9.9

	764,157	$17.56	$2.82	$1.57	$0.41	$4.80	$12.76	8.8
Renewals
1Q18	656,262	$15.86	$0.18	$0.01	$0.00	$0.19	$15.67	5.4
4Q17	720,953	$13.45	$0.05	$0.01	$0.00	$0.06	$13.39	4.6
3Q17	725,176	$17.11	$0.16	$0.01	$0.07	$0.24	$16.87	5.4
2Q17	684,452	$14.53	$0.03	$0.02	$0.00	$0.05	$14.48	4.8

	2,786,843	$15.24	$0.11	$0.01	$0.02	$0.14	$15.10	5.1
New + Renewals
1Q18	827,329	$16.35	$0.91	$0.85	$0.22	$1.98	$14.37	5.9
4Q17	1,033,449	$14.21	$0.85	$0.66	$0.11	$1.62	$12.59	6.1
3Q17	807,216	$17.80	$0.60	$0.14	$0.14	$0.88	$16.92	5.7
2Q17	883,006	$15.06	$1.48	$0.31	$0.13	$1.92	$13.14	6.1

	3,551,000	$15.74	$0.97	$0.51	$0.15	$1.63	$14.11	5.9

DDR Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	2	65	$921	$14.17	0.3%	110	286	$7,818	$27.34	4.0%	112	351	$8,739	$24.90	1.6%
2018	22	918	11,798	$12.85	3.4%	213	569	15,797	$27.76	8.1%	235	1,487	27,595	$18.56	5.1%
2019	95	3,234	39,017	$12.06	11.4%	380	1,049	28,367	$27.04	14.6%	475	4,283	67,384	$15.73	12.6%
2020	88	2,902	38,744	$13.35	11.3%	366	963	26,966	$28.00	13.9%	454	3,865	65,710	$17.00	12.2%
2021	113	3,369	45,328	$13.45	13.3%	321	952	24,488	$25.72	12.6%	434	4,321	69,816	$16.16	13.0%
2022	139	4,612	58,532	$12.69	17.1%	326	936	26,941	$28.78	13.8%	465	5,548	85,473	$15.41	15.9%
2023	131	3,902	51,030	$13.08	14.9%	227	814	21,511	$26.43	11.1%	358	4,716	72,541	$15.38	13.5%
2024	65	1,974	24,438	$12.38	7.1%	128	489	12,764	$26.10	6.6%	193	2,463	37,202	$15.10	6.9%
2025	47	1,080	16,862	$15.61	4.9%	90	325	8,983	$27.64	4.6%	137	1,405	25,845	$18.40	4.8%
2026	33	789	12,021	$15.24	3.5%	104	379	11,242	$29.66	5.8%	137	1,168	23,263	$19.92	4.3%
2027	32	848	13,404	$15.81	3.9%	62	212	6,394	$30.16	3.3%	94	1,060	19,798	$18.68	3.7%
Thereafter	38	1,858	29,958	$16.12	8.8%	32	133	3,289	$24.73	1.7%	70	1,991	33,247	$16.70	6.2%

Total	805	25,551	$342,053	$13.39	100.0%	2,359	7,107	$194,560	$27.38	100.0%	3,164	32,658	$536,613	$16.43	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	1	11	$169	$15.36	0.0%	102	268	$7,308	$27.27	3.8%	103	279	$7,477	$26.80	1.4%
2018	6	116	1,489	$12.84	0.4%	151	358	10,734	$29.98	5.5%	157	474	12,223	$25.79	2.3%
2019	13	276	3,736	$13.54	1.1%	249	637	18,158	$28.51	9.3%	262	913	21,894	$23.98	4.1%
2020	16	291	4,901	$16.84	1.4%	218	519	16,016	$30.86	8.2%	234	810	20,917	$25.82	3.9%
2021	14	288	5,218	$18.12	1.5%	180	455	12,654	$27.81	6.5%	194	743	17,872	$24.05	3.3%
2022	22	388	6,449	$16.62	1.9%	191	456	14,239	$31.23	7.3%	213	844	20,688	$24.51	3.9%
2023	11	201	4,038	$20.09	1.2%	145	413	11,758	$28.47	6.0%	156	614	15,796	$25.73	2.9%
2024	16	376	5,490	$14.60	1.6%	132	358	10,494	$29.31	5.4%	148	734	15,984	$21.78	3.0%
2025	12	346	4,412	$12.75	1.3%	133	362	9,947	$27.48	5.1%	145	708	14,359	$20.28	2.7%
2026	18	346	5,897	$17.04	1.7%	125	352	10,149	$28.83	5.2%	143	698	16,046	$22.99	3.0%
2027	24	585	8,998	$15.38	2.6%	102	280	8,928	$31.89	4.6%	126	865	17,926	$20.72	3.3%
Thereafter	652	22,327	291,256	$13.05	85.1%	631	2,649	64,175	$24.23	33.0%	1,283	24,976	355,431	$14.23	66.2%

Total	805	25,551	$342,053	$13.39	100.0%	2,359	7,107	$194,560	$27.38	100.0%	3,164	32,658	$536,613	$16.43	100.0%

DDR Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	1	19	$150	$7.89	0.1%	47	101	$2,324	$23.01	2.0%	48	120	$2,474	$20.62	0.8%
2018	12	364	3,950	$10.85	2.1%	173	438	10,229	$23.35	8.8%	185	802	14,179	$17.68	4.6%
2019	69	2,146	26,871	$12.52	14.1%	313	838	18,930	$22.59	16.4%	382	2,984	45,801	$15.35	14.9%
2020	72	2,223	23,973	$10.78	12.6%	291	729	16,193	$22.21	14.0%	363	2,952	40,166	$13.61	13.1%
2021	90	3,030	35,067	$11.57	18.4%	301	746	18,704	$25.07	16.2%	391	3,776	53,771	$14.24	17.5%
2022	86	2,666	29,548	$11.08	15.5%	268	777	17,811	$22.92	15.4%	354	3,443	47,359	$13.76	15.4%
2023	82	2,363	28,196	$11.93	14.8%	159	501	11,632	$23.22	10.1%	241	2,864	39,828	$13.91	13.0%
2024	39	1,147	12,022	$10.48	6.3%	71	246	5,638	$22.92	4.9%	110	1,393	17,660	$12.68	5.8%
2025	17	514	6,735	$13.10	3.5%	56	211	4,727	$22.40	4.1%	73	725	11,462	$15.81	3.7%
2026	21	441	5,355	$12.14	2.8%	36	118	3,055	$25.89	2.6%	57	559	8,410	$15.04	2.7%
2027	20	535	7,461	$13.95	3.9%	51	165	4,152	$25.16	3.6%	71	700	11,613	$16.59	3.8%
Thereafter	27	856	11,689	$13.66	6.1%	23	84	2,216	$26.38	1.9%	50	940	13,905	$14.79	4.5%

Total	536	16,304	$191,017	$11.72	100.0%	1,789	4,954	$115,611	$23.34	100.0%	2,325	21,258	$306,628	$14.42	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	1	19	$150	$7.89	0.1%	42	89	$2,131	$23.94	1.8%	43	108	$2,281	$21.12	0.7%
2018	4	85	1,125	$13.24	0.6%	116	249	5,577	$22.40	4.8%	120	334	6,702	$20.07	2.2%
2019	10	273	2,154	$7.89	1.1%	180	424	9,317	$21.97	8.1%	190	697	11,471	$16.46	3.7%
2020	10	173	2,179	$12.60	1.1%	167	353	8,170	$23.14	7.1%	177	526	10,349	$19.67	3.4%
2021	13	258	3,072	$11.91	1.6%	193	415	10,860	$26.17	9.4%	206	673	13,932	$20.70	4.5%
2022	14	342	4,631	$13.54	2.4%	152	391	9,087	$23.24	7.9%	166	733	13,718	$18.71	4.5%
2023	9	205	2,837	$13.84	1.5%	132	346	8,335	$24.09	7.2%	141	551	11,172	$20.28	3.6%
2024	8	172	1,866	$10.85	1.0%	109	308	7,248	$23.53	6.3%	117	480	9,114	$18.99	3.0%
2025	16	272	3,834	$14.10	2.0%	90	252	5,368	$21.30	4.6%	106	524	9,202	$17.56	3.0%
2026	16	350	4,656	$13.30	2.4%	85	204	4,632	$22.71	4.0%	101	554	9,288	$16.77	3.0%
2027	10	211	2,436	$11.55	1.3%	113	307	7,464	$24.31	6.5%	123	518	9,900	$19.11	3.2%
Thereafter	425	13,944	162,077	$11.62	84.8%	410	1,616	37,422	$23.16	32.4%	835	15,560	199,499	$12.82	65.1%

Total	536	16,304	$191,017	$11.72	100.0%	1,789	4,954	$115,611	$23.34	100.0%	2,325	21,258	$306,628	$14.42	100.0%

INVESTOR RELATIONS DEPARTMENT
3300 ENTERPRISE PARKWAY
BEACHWOOD, OH 44122
P. 216.755.5500
F. 216.755.1500
DDR.COM

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listed NYSE®